As filed with the Securities and Exchange Commission on October 10, 2018

Registration No. 333-227107

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X]	Pre-Effective Amendment No. 2	[ ]	Post-Effective Amendment No.

(Check appropriate box or boxes)

Exact Name of Registrant as Specified in Charter:

RiverPark Funds Trust

Address of Principal Executive Offices:

156 W. 56th Street, 17th Floor

New York, NY 10019

Area Code and Telephone Number:

(212) 484 2100

Name and Address of Agent for Service:

Morty Schaja

RiverPark Funds Trust

156 W. 56th Street, 17th Floor

New York, NY 10019

With copies to:

Thomas R. Westle

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

(212) 885-5239

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement goes effective.

Title of securities being registered: Shares of beneficial interest.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required under the Securities Act of 1933 because an indefinite number of shares of beneficial interest of the Registrant has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

RIVERPARK FUNDS TRUST

RiverPark Floating Rate CMBS Fund

156 West 56th Street, 17th Floor

New York, NY 10019

888-564-4517

October 22, 2018

Dear Valued Shareholder:

The Board of Trustees of the RiverPark Floating Rate CMBS Fund (the “Interval Fund Board”) has called a special meeting of shareholders (the “Special Meeting”) of the RiverPark Floating Rate CMBS Fund (the “Interval Fund”). We are pleased to announce that after careful consideration, RiverPark Advisors, LLC (“RiverPark”), the Interval Fund’s investment adviser, recommended and the Interval Fund Board, on behalf of the Interval Fund, approved the reorganization of the Interval Fund into a newly created shell series of RiverPark Funds Trust ( the “New Fund”). The New Fund is designed to be identical from an investment perspective to the Interval Fund but will be organized as an open end mutual fund instead of a closed-end interval fund. The Special Meeting is scheduled to be held at 5:00 p.m. NY time, on November 9, 2018, at the offices of RiverPark Advisers, LLC located at 156 W. 56th Street, 17th Floor, New York, NY 10019.

The primary purpose of the reorganization transaction (the “Reorganization”) is to move the Interval Fund to the RiverPark Funds Trust and convert the Interval Fund into an open-end mutual fund. RiverPark will remain the adviser to the New Fund. The current investment sub-advisory agreement between RiverPark Advisors, LLC and Talimco, LLC (“Talimco”) a registered investment adviser that is a wholly owned subsidiary of Talmage, LLC (“Talmage”) will be terminated, however, the current portfolio manager of the Interval Fund, Edward L. Shugrue III, will continue to make the day-to-day investment decisions for the New Fund. The Reorganization has the potential to expand the Interval Fund’s presence in more distribution channels as an open-end fund, which could increase its asset base. Investors in the Interval Fund may benefit from potential long-term economies of scale and increased distribution capabilities that may result from the consummation of the Reorganization. In addition, the shareholders of the Interval Fund will have the ability to make redemptions daily instead of quarterly through repurchase offers. After the Reorganization, shareholders of the New Fund will have exchange privileges with certain other RiverPark funds.

As discussed in more detail in the enclosed proxy statement/prospectus (the “Proxy Statement/ Prospectus”), the Interval Fund Board, on behalf of the Interval Fund, unanimously approved the Reorganization, subject to approval by the Interval Fund’s shareholders. As further explained in the enclosed Proxy Statement/Prospectus, upon satisfaction of the conditions set forth in the Agreement and Plan of Reorganization, your current shares in the Interval Fund will be exchanged for the same number of shares of the New Fund, which will be equal in net asset value to the net asset value of your shares of the Interval Fund as of the Reorganization closing date.

Shareholders should consult their tax advisors to determine the federal, state and other income tax consequences of the redemption of shares with respect to their particular tax circumstances.

You are being asked to vote to approve the Reorganization. The accompanying Proxy Statement/Prospectus describes the Reorganization and compares the investment objective, investment strategies, investment restrictions and expenses of each of the Interval Fund and the New Fund for evaluation by the Interval Fund shareholders. The New Fund has an investment objective, investment strategies investment restrictions and expenses that are identical to those of the Interval Fund. You should review the Proxy Statement/Prospectus carefully and retain it for future reference.

After careful consideration, the Interval Fund Board unanimously approved the Reorganization and recommends that shareholders vote “FOR” the proposal.

We urge you to vote your shares:

●	By completing and returning the enclosed proxy card in the envelope provided at your earliest convenience;

●	By the Internet by visiting the website that appears on the enclosed proxy card;

●	By touch-tone telephone by calling the toll free number that appears on the enclosed proxy card; or

●	In person at the Special Meeting.

Voting by telephone or the Internet will reduce the time and costs associated with the proxy solicitation.

Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement/Prospectus and cast your vote. It is important that your vote be received no later than 5:00 p.m. NY time on November 7, 2018.

Solicitation may be made by letter, telephone, facsimile, or telegram. In addition to solicitation by mail and by telephone by a proxy solicitation firm retained for this purpose, representatives of RiverPark, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, or personally.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,
/s/ Morty Schaja
Morty Schaja
President
RiverPark Floating Rate CMBS Fund

RIVERPARK FLOATING RATE CMBS FUND

156 West 56th Street, 17th Floor

New York, NY 10019

Notice of a Special Meeting of RiverPark Floating Rate CMBS Fund

Scheduled for Friday, November 9, 2018

To the RiverPark Floating Rate CMBS Fund Shareholders:

A Special Meeting of Shareholders (the “Special Meeting”) of the RiverPark Floating Rate CMBS Fund (the “Interval Fund”) is scheduled for November 9, 2018, at 5:00 p.m. NY time, at the offices of RiverPark Advisers, LLC located at 156 W. 56th Street, 17th Floor, New York, NY 10019.

The purposes of the Special Meeting of the Interval Fund are as follows:

1.	To consider the approval of an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Interval Fund to, and the assumption of all liabilities of the Interval Fund by the New Fund, a newly-created series of RiverPark Funds Trust, in exchange for shares of the New Fund, which would be distributed by the Interval Fund to the holders of its shares pro rata, based on the net asset values of the holders’ respective Interval Fund shares, in complete liquidation of the Interval Fund.

2.	To transact such other business as may properly come before the Special Meeting or any postponements or adjournments thereof.

Shareholders of record at the close of business on October 9, 2018 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the Special Meeting, please complete, sign and promptly return the enclosed proxy card or promptly cast your vote by telephone or via the Internet so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Special Meeting, you may change your vote, if desired, at that time.

By Order of the Board of Trustees of
RiverPark Floating Rate CMBS Fund

Paul Genova
Secretary

October 22, 2018

PROXY STATEMENT/PROSPECTUS

DATED OCTOBER 22, 2018

RIVERPARK FLOATING RATE CMBS FUND

156 West 56th Street, 17th Floor

New York, NY 10019

888-564-4517

A Special Meeting of Shareholders scheduled for November 9, 2018, at 5:00 p.m. NY time, at the offices of RiverPark Advisers, LLC, located at 156 W. 56th Street, 17th Floor, New York, NY 10019.

The Board of Trustees of RiverPark Floating Rate CMBS Fund, a Delaware statutory trust (the “Interval Fund Trust”), has called a special meeting of shareholders (the “Special Meeting”) of the RiverPark Floating Rate CMBS Fund (the “Interval Fund”), for the following purposes:

1.	To consider the approval of an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Interval Fund to, and the assumption of all liabilities of the Interval Fund by the New Fund, a newly-created series of the RiverPark Funds Trust, in exchange for shares of the New Fund, which would be distributed by the Interval Fund to the holders of its shares pro rata, based on the net asset values of the holders’ respective Interval Fund shares, in complete liquidation of the Interval Fund (the “Reorganization”). The New Fund and the Interval Fund may, be referred to collectively as the “Funds” and each, a “Fund”.

2.	To transact such other business as may properly come before the Special Meeting or any postponements or adjournments thereof.

The Reorganization of the assets of:	In exchange for shares of:

RiverPark Floating Rate CMBS Fund	RiverPark Floating Rate CMBS Fund,
a series of RiverPark Funds Trust

INTRODUCTION

This combined Proxy Statement/Prospectus (“Proxy Statement/Prospectus”) provides you with information about a proposal to consider and vote on the Reorganization, which will constitute approval of the transfer of all of the Interval Fund’s assets, the assumption of all of its liabilities, the distribution of the New Fund’s shares, and the liquidation of the Interval Fund. The Board of Trustees of the Floating Rate CMBS Fund (the “Interval Fund Board”) has authorized, on behalf of the Interval Fund, and subject to your approval, the reorganization of the Interval Fund into the New Fund (the “Reorganization”).

This Proxy Statement/Prospectus provides you with information about a transaction between the Interval Fund and the New Fund, a newly-created series of RiverPark Funds Trust, a Delaware statutory trust (the “RiverPark Funds Trust”). The Interval Fund is a closed-end interval fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the New Fund is an open-end investment company registered under the 1940 Act. The Reorganization will involve:

●	the transfer of all of the assets of the Interval Fund to the New Fund;

●	the assumption by the New Fund of all of the liabilities of the Interval Fund;

●	the issuance of Institutional Class shares of the New Fund to holders of shares of the Interval Fund; and

●	the subsequent, complete liquidation of the Interval Fund.

As a result of the Reorganization, shareholders of the Interval Fund will receive shares of the New Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares held of the Interval Fund as of the close of business on the day of the Reorganization (the “Closing Date”). Upon the consummation of the Reorganization, Interval Fund shareholders will be free to redeem or exchange the shares of the New Fund received in the Reorganization at the next determined share price after receipt of a redemption request in proper form by the New Fund.

Shareholders of the Interval Fund are being asked to vote to approve the Reorganization. If the Reorganization is approved, no further action on the part of shareholders of the Interval Fund will be required to effect the Reorganization.

This Proxy Statement/Prospectus, which you should retain for future reference, concisely sets forth important information about the Interval Fund that you should know before voting on the Reorganization. Additionally, this Proxy Statement/Prospectus concisely sets forth important information about the New Fund that shareholders of the Interval Fund should know before investing. A Statement of Additional Information dated October 20, 2018 (SEC Registration Nos. 333-16778 and 811-22431), related to this Proxy Statement/Prospectus and the Reorganization Statement of Additional Information (the “Reorganization SAI”) has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Reorganization SAI is available upon request and without charge by calling 888-564-4517, or on the Internet at http://www.riverparkfunds.com.

The Interval Fund and the New Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the 1940 Act, and in accordance therewith files reports and other information with the SEC.

The following documents relating to the Interval Fund have been filed with the SEC and are incorporated herein by reference: (i) the Prospectus of the Interval Fund dated December 12, 2017 (SEC Registration Nos. 333-212467 and 811-23168); (ii) the Statement of Additional Information of the Interval Fund dated December 12, 2017 (SEC Registration Nos. 333-212467 and 811-23168); (iii) the annual report of the Interval Fund for the fiscal year ended September 30, 2017 (SEC Registration No. 811-23168) and (iv) the semi-annual report of the Interval Fund for the six months ended March 31, 2018 (SEC Registration No. 811-23168). Copies of any of these documents and any subsequently released annual or semi-annual reports for the Interval Fund may be obtained, without charge, by calling 888-564-4517, or on the Internet at http://www.riverparkfunds.com.

i

Because the New Fund has not yet commenced operations as of the date of this Proxy Statement/Prospectus, no annual or semi-annual report is available for the New Fund at this time.

You can copy and review information about the RiverPark Trust and the Interval Fund Trust (including the SAIs) at the SEC’s Public Reference Room in Washington, DC. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Proxy materials, reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

This Proxy Statement/Prospectus is being mailed to shareholders of record on or about October 24, 2018 (the “Mailing Date”).

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on November 9, 2018. The Proxy Statement for the Special Meeting is available at: http://www.riverparkfunds.com.

Shares of the New Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. You may lose money by investing in the New Fund.

No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement/Prospectus and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Interval Fund or the New Fund.

The SEC has not approved or disapproved these securities, or determined that this Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

ii

TABLE OF CONTENTS

QUESTIONS & ANSWERS REGARDING REORGANIZATION	1
THE REORGANIZATION	5
Summary	5
Comparison of the Investment Objective and Strategies of the Funds	6
Comparison of Purchase and Redemption Procedures and Exchange Rights	6
RISK OF INVESTING IN THE FUNDS	9
COMPARISON OF FEES AND EXPENSES OF THE FUNDS	13
PERFORMANCE OF THE FUNDS	16
INFORMATION ABOUT THE REORGANIZATION	17
Description of the Reorganization	17
Board Consideration of the Reorganization	18
Fees and Expenses of the Reorganization	19
Existing and Pro Forma Capitalizations of the Funds	20
COMPARISON OF ORGANIZATION, STRUCTURE AND GOVERNANCE OF THE FUNDS	20
Comparison of Fundamental and Non-Fundamental Investment Restrictions	23
Comparison of Investment Advisers and Investment Advisory Fees	23
Principal Service Providers	26
Ownership of Securities of the New Fund	27
GENERAL INFORMATION ABOUT THE SPECIAL MEETING	28
FINANCIAL HIGHLIGHTS	29
APPENDIX A AGREEMENT AND PLAN OF REORGANIZATION	1
APPENDIX B BENEFICIAL OWNERSHIP	1

iii

QUESTIONS & ANSWERS

REGARDING THE REORGANIZATION

Here are some answers to questions you may have about the Reorganization. These responses are qualified in their entirety by the remainder of this Proxy Statement/ Prospectus, which you should read carefully because it contains additional information and further details regarding the Reorganization (defined below).

Q.	Why am I receiving this Proxy Statement/Prospectus?

A.	You are receiving this Proxy Statement/Prospectus in connection with the Special Meeting of the Interval Fund. The following proposal will be considered:

●	To consider the approval of an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Interval Fund to, and the assumption of all liabilities of the Interval Fund by, the New Fund, a newly-created series of the RiverPark Funds Trust, in exchange for shares of the New Fund, which would be distributed by the Interval Fund to the holders of its shares pro rata, based on the net asset values of the holders’ respective Interval Fund shares, in complete liquidation of the Interval Fund (the “Reorganization”).

Q.	How will the Reorganization affect the Interval Fund?

A.	The Interval Fund Board, on behalf of the Interval Fund, approved the transaction contemplated by an Agreement and Plan of Reorganization (as described below and a form of which is attached as Appendix A (the “Reorganization Agreement”)). Pursuant to the Reorganization Agreement, the Interval Fund will transfer all of its assets to the New Fund in exchange for shares of the New Fund (the “Reorganization Shares”) with a value equal to the value of the Interval Fund’s assets net of liabilities, and for the assumption by the New Fund of all liabilities of the Interval Fund. As soon as possible after the transfer, the Interval Fund will distribute the Reorganization Shares to its shareholders on a pro rata basis, who will then become shareholders of the New Fund.

Q.	What will happen to shares of the Interval Fund as a result of the Reorganization?

A.	Shares of the Interval Fund will be exchanged for an equal number of Reorganization Shares

Q.	Why has the Interval Fund Board approved the Reorganization?

A.	The Interval Fund Board believes the Reorganization is in the best interest of shareholders of the Interval Fund. In determining to approve the Reorganization, the Interval Fund Board considered, among others, the following factors:

●	The investors in the Interval Fund will benefit from increased liquidity of their shares through the conversion of the Interval Fund from a closed-end interval fund into an open end mutual fund with daily redemptions;

●	The investors in the Interval Fund may benefit from potential long-term economies of scale and increased distribution capabilities that may result from the consummation of the Reorganization;

●	The portfolio manager of the Interval Fund will continue to serve as the portfolio manager of the New Fund; and

●	All services available to shareholders and the expenses payable by shareholders of the New Fund, including the management fee, will be identical to those available to or paid by shareholders of the Interval Fund.

For a more complete list of the factors considered by the Interval Fund Board, please see “Board Consideration of the Reorganization” below.

Q.	How do the investment objectives and strategies of the Interval Fund and the New Fund compare?

A.	The investment objectives and the investment strategies of the Funds are identical.

For additional information see “The Reorganization — Comparison of the Investment Objective and Strategies of the Funds” on page xx.

Q.	How do the fundamental and non-fundamental investment restrictions of the Funds compare?

A.	The Funds’ fundamental investment restrictions are identical. For additional information see page xx.

Q.	How do the risks of investing in the Interval Fund compare to the risks of investing in the New Fund?

A.	The risks of investing in the Funds are substantially the same. For a comparison of each Fund’s principal risks, see “Risk of Investing in the Funds” on page xx.

Q.	Who will manage the New Fund once the Reorganization is completed?

A.	Following the Reorganization, RiverPark will remain as the investment adviser, and the portfolio manager will remain the same. The sub-advisory agreement with Talimco will be terminated.

Q.	How do the expense ratios and management fee rates of the Funds compare, and what are they estimated to be following the Reorganization?

A.	As shown in the expense tables below, the expense ratio of shares of the New Fund is expected to be the same as the expense ratio of shares of the Interval Fund. Each Fund has contractually agreed to waive fees or reimburse expenses to ensure that operating expenses do not exceed the amounts set forth in the expense tables below. The management fee of the New Fund is the same as the management fee of the Interval Fund.

Q.	How do the shareholder purchase and redemption procedures of the Funds compare?

A.	The shareholder purchase procedures are identical for the Funds. The redemption procedures are different due to the fact that the New Fund will be an open end mutual fund subject to daily redemptions whereas the Interval Fund is a closed-end interval fund with quarterly repurchases of shares.

For more information see, “The Reorganization — Comparison of Purchase and Redemption Procedures and Exchange Rights” on page xx.

Q.	Which New Fund shares will shareholders of the Interval Fund receive if the Reorganization occurs?

A.	Shareholders of the Interval Fund will receive Institutional Class shares of the New Fund in an amount equal to the aggregate NAV of the Interval Fund shares exchanged therefor.

Q.	Will dividends be affected by the Reorganization?

A.	The Reorganization will not result in a change in dividend policy.

Q.	Who will bear the expenses of the Reorganization?

A.	RiverPark will pay all costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and the Proxy Statement, as described in the Reorganization Agreement, whether or not the Reorganization is consummated. Neither the Interval Fund nor the New Fund will incur any expenses in connection with the Reorganization.

Q.	Will there be any repositioning costs for the New Fund?

A.	There will not be any repositioning costs for the New Fund in connection with the Reorganization.

Q.	What if I do not wish to own shares of the New Fund?

A.	After the Closing Date, Interval Fund shareholders may redeem their shares of the New Fund on any day in accordance with the procedures of the New Fund. Such redemptions will be taxable to the shareholder if the shares are held in a taxable account and the shares are redeemed at a gain.

Q.	Does the Reorganization require shareholder approval?

A.	Yes, shareholder approval is required to effect the Reorganization.

Q.	What percentage of shareholders’ votes is required to approve the Reorganization?

A.	Approval of the Reorganization requires the affirmative vote of the holders of a majority of the shares of beneficial interest outstanding and entitled to vote on the proposal.

Q.	How does the Interval Fund Board recommend that I vote?

A.	The Interval Fund Board has determined that the Reorganization is in the best interests of the Interval Fund and its shareholders and recommends that you vote FOR the Reorganization.

Q.	Why do I need to vote?

A.	Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposal can be acted upon. Your vote is also needed to determine whether the Reorganization is approved. Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate.

Q.	I am a small investor. Why should I bother to vote?

A.	Your vote makes a difference. If other shareholders like you fail to vote, the Interval Fund may not receive enough votes to go forward with the Special Meeting. If this happens, the Reorganization would be delayed, and we may need to solicit votes again.

Q.	What if the Reorganization is not approved?

A.	If the Reorganization is not approved by shareholders of the Interval Fund, it is expected that the Reorganization will not take effect and the Interval Fund will continue as it is currently being managed.

Q.	When will the Reorganization occur?

A.	We expect the Reorganization to be completed on or about November 15, 2018, or sooner, provided all of the other closing conditions, including the approval of the Reorganization by the shareholders of the Interval Fund, have been satisfied or waived.

Q.	When will the Special Meeting be held?

A.	The Shareholder Meeting is scheduled to be held at 5:00 p.m. NY time on November 9, 2018.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the Reorganization or how to vote your shares, please call 888-564-4517.

Q.	How do I vote my shares?

A.	You may authorize a proxy to vote by mail or on the Internet:

●	To authorize a proxy to vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

●	To authorize a proxy to vote on the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

●	You may also attend the meeting and vote in person.

Q.	Will anyone contact me?

A.	Representatives of RiverPark may solicit proxies by telephone, telegram, or personally.

Your vote is very important. We encourage you to participate by returning your proxy as soon as possible, even if you plan to attend the meeting. If enough shareholders fail to cast their votes, the Interval Fund may not be able to hold its Special Meeting or the vote on the Reorganization could fail, which would create additional uncertainty about the future of the Interval Fund.

THE REORGANIZATION

Summary

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Reorganization Agreement relating to the Reorganization, a form of which is attached to this Proxy Statement/Prospectus as Appendix A. The materials in the exhibits and the Reorganization SAI, dated October 20, 2018, are incorporated herein by reference into this Proxy Statement/Prospectus. You should read this entire Proxy Statement/Prospectus carefully.

On August 7, 2018, the Interval Fund Board, on behalf of the Interval Fund, approved the Reorganization Agreement with respect to the Interval Fund. The Reorganization Agreement provides for:

●	the transfer of all of the assets of the Interval Fund to the New Fund;

●	the assumption by the New Fund of all of the liabilities of the Interval Fund;

●	the issuance of Institutional Class shares of the New Fund to holders of shares of the Interval Fund; and

●	the complete liquidation of the Interval Fund (only upon completion of the Reorganization).

If the Reorganization is approved by a majority of the holders of beneficial interest (hereinafter referred to as the “shareholders”) of the Interval Fund, the Reorganization is expected to be effective upon the close of business on October 31, 2018 , or on such other date as the parties may agree (the “Closing”). As a result of the Reorganization, each shareholder of the Interval Fund will become an Institutional Class shareholder of the New Fund.

Each shareholder of the Interval Fund will hold, immediately after the Closing, shares of the New Fund having an aggregate value equal to the aggregate value of shares of the Interval Fund held by that shareholder as of the close of business on the business day of the Closing.

The Interval Fund Board believes that the Reorganization will provide shareholders of the Interval Fund with the ability to invest in a fund with an identical investment objective and investment strategies and with daily liquidity. The investors in the Interval Fund may benefit from potential long-term economies of scale and increased distribution capabilities that may result from the consummation of the Reorganization.

As of the date of this Proxy Statement/Prospectus the Interval Fund had no capital loss carryovers.

The Reorganization Agreement relating to the Reorganization requires the satisfaction of a number of conditions, including the approval of the Reorganization by the shareholders of the Interval Fund, and may be terminated at any time by a determination of either the Interval Fund Board or the RiverPark Board that the Reorganization is no longer in the best interests of shareholders.

In connection with the Reorganization, you should note that:

●	Each Interval Fund shareholder will have voting rights and other rights identical to those that such shareholder currently has, but as shareholders of the New Fund.

●	The Funds have identical investment objectives and investment strategies.

●	RiverPark Advisors, LLC, 156 West 56th Street, 17th Floor, New York, NY 10011, is the investment adviser for both the New Fund and the Interval Fund. Edward L. Shugrue III is and will continue to be the portfolio manager and has the primary responsibility for managing both the Interval Fund and the New Fund. The current sub-advisory agreement between RiverPark Advisors, LLC and Talimco will be terminated.

●	The net and gross expense ratios of shares of the New Fund are expected to be the same as the net and gross expense ratios of shares of the Interval Fund. Each Fund has contractually agreed to waive fees or reimburse expenses to ensure that operating expenses do not exceed the amounts set forth in the expense tables herein. Any waivers and/or reimbursements that are subject to repayment from the Interval Fund will carry over to the New Fund. The management fee of the New Fund is the same as the management fee of the Interval Fund.

In considering whether to approve the Reorganization, the Interval Fund Board compared the material attributes of the Interval Fund and the New Fund. The Interval Fund Board reviewed whether the post-reorganization advisory, distribution and other major service arrangements are consistent with the best interests of shareholders. The Interval Fund Board considered the following facts: the interests of shareholders will not be diluted; the investment objectives of the Interval Fund and the New Fund are identical; no sales charges will be imposed in connection with the transaction; and the transfer of assets in exchange for shares will be at relative NAV.

In addition, the Interval Fund Board considered: (i) that RiverPark continue as the Adviser of the New Fund; (ii) that the portfolio manager of the Interval Fund would be the portfolio manager of the New Fund and that, therefore there would be continuity in the portfolio management; (iii) the management fees are the same for the two funds; and (iv) the shareholders would benefit from the daily liquidity available to shareholders of an open-end fund.

After reviewing the foregoing factors, the Interval Fund Board, in their business judgment, determined that the Reorganization is in the best interests of the Interval Fund’s shareholders and that the interests of the Interval Fund’s shareholders will not be diluted as a result of the Reorganization.

Comparison of the Investment Objective and Strategies of the Funds

Because the Funds are part of the same fund family and the portfolio manager of the Interval Fund will be the portfolio manager of the New Fund, the principal investment strategies and investment processes are identical. In both cases, the Funds seek to generate current income and capital appreciation consistent with the preservation of capital by investing in CMBS.

Comparison of Purchase and Redemption Procedures and Exchange Rights

Purchase Procedures

The purchase procedures of the Interval Fund and the New Fund are identical, in that shares of the Funds may be purchased directly from the Fund, as well as through financial intermediaries.

The Interval Fund offers one class of shares. The New Fund offers two classes of shares, Retail Class shares and Institutional Class shares. Shares of the Interval Fund may be purchased by mail or wire. Shares of the New Fund may be purchased by mail, wire or via an exchange.

The minimum initial investment in the Interval Fund’s shares is $100,000. The minimum initial investment for the New Fund’s Institutional Class Shares is $50,000 and the minimum initial investment for the New Fund’s Retail Class Shares is $1,000. Both the Interval Fund and the New Fund reserve the right to vary or waive the minimum in certain situations. There is no minimum investment requirement for subsequent investments if mailed by check. Subsequent purchases by telephone are subject to a minimum of $100. Under no circumstances will shareholders of the Interval Fund receive Retail shares as part of the Reorganization.

Shares of both the New Fund and the Interval Fund may also be purchased through certain brokers or other financial intermediaries, which may impose transaction fees and other charges. Shares of the New Fund and the Interval Fund have not been registered for sale outside of the United States and the funds both generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

By Automatic Investment Plan

You may make regular monthly investments automatically in amounts of not less than $50 through the Automatic Investment Plan. This plan provides a convenient method to have monies deducted from your bank account, for investment into the New Fund. In order to participate in the plan, your financial institution must be a member of the ACH network. The New Fund may modify or terminate this privilege at any time.

Purchases through an Investment Broker or Dealer

You may buy and sell shares of the New Fund through certain brokers (and their agents) that have made arrangements with the New Fund to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the transfer agent, and you will pay or receive the next price calculated by the New Fund. The broker (or agent) holds your shares in an omnibus account in the broker’s (or agent’s) name, and the broker (or agent) maintains your individual ownership records. The New Fund may pay the broker or its agent for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the New Fund’s prospectus.

Current and prospective investors purchasing shares of the New Fund through a broker-dealer should be aware that a transaction charge may be imposed by broker-dealers that make the New Fund’s shares available, and there will not be such a transaction charge if shares of the New Fund are purchased directly from the New Fund.

Redemption/Repurchase Procedures

The redemption procedures for the Interval Fund and the New Fund are different.

The Interval Fund is a closed-end interval fund which makes periodic offers as approved by its Board of Trustees to repurchase shares. Except as permitted by the Fund’s interval structure, no shareholder has the right to require the Interval Fund to repurchase its shares.

The Interval Fund has adopted, pursuant to Rule 23c-3(b) under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Interval Fund to offer to repurchase at least 5% and up to 25% of its shares at NAV each quarter as determined and approved by the Board of Trustees.

When a repurchase offer commences, the Interval Fund sends, at least 21 days and no more than 42 days before the repurchase request deadline, written notice to each shareholder.

This notice may be included in a shareholder report or other document and may be sent electronically to those shareholders who have consented to electronic delivery. If a shareholder fails to submit a repurchase request in proper form to the Interval Fund or its agent (including a tender of stock in response to a repurchase offer) by the repurchase request deadline, the shareholder will be unable to liquidate shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in proper form at any point before the repurchase request deadline.

Shareholders may redeem shares of the New Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business. Under unusual circumstances, the New Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by applicable law. The New Fund reserves the right to close your account in the New Fund if as a result of one or more redemptions the account value has remained below $1,000 for thirty days or more. You will receive sixty days’ written notice to increase the account value before the account is closed. Although in unusual circumstances the New Fund may pay the redemption amount in-kind through the distribution of portfolio securities, the New Fund is obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of the New Fund’s total net assets during any ninety-day period for any one shareholder.

The Funds do not impose redemption or repurchase fees.

Currently, the New Fund reserves the right, in its sole discretion, to identify trading practices as abusive. The New Fund may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive. In addition, the New Fund reserves the right to reject purchase and exchange requests by any investor or group of investors for any reason without prior notice, including, in particular, if the New Fund or RiverPark reasonably believes that the trading activity would be harmful or disruptive to the New Fund.

The New Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the New Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s accounts other than exchanges into a money market fund. In making such judgments, the New Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders.

Exchange Rights

The Interval Fund does not offer exchange rights.

New Fund shareholders may exchange some or all of their shares of the New Fund for shares of the same class of one of the other RiverPark funds. Shareholders may do this through their financial intermediary, or by telephone or mail. Once an exchange request has been placed by telephone or mail, it is irrevocable and may not be modified or canceled. Exchanges are made on the basis of the relative net asset values of the shares being executed next determined after an exchange request is received. An exchange is a taxable transaction for Federal income tax purposes. Shareholders are limited to five exchanges per calendar year. The exchange privilege may be modified or discontinued at any time by the RiverPark Trust upon sixty days’ notice.

Distribution of the Funds

SEI Investments Distribution Co. (“SEI”) serves as distributor of both the New Fund and the Interval Fund. SEI, its affiliates, and RiverPark may make direct or indirect payments to third parties in connection with the sale of shares of the funds or the servicing of shareholder accounts.

RISK OF INVESTING IN THE FUNDS

Because the Funds are part of the same fund family, the investment strategies and process are substantially identical and the portfolio manager is the same, the principal risks are substantially the same. The only additional principal risk for the New Fund, CMBS Liquidity Risk, is related to the need to satisfy daily redemption requests as a result of the conversion to the open end fund structure. In addition, some terminology in the disclosure of risk factors has been modified or updated for the New Fund.

Additional Risk of the New Fund:

CMBS Liquidity Risk. Liquidity risk relates to the ability of the Fund to sell its investments in a timely manner at a price approximately equal to its value on the Fund’s books. The Fund’s investments in CMBS are primarily privately issued, restricted securities (see Privately Issued Securities Risk). These securities do not trade on an exchange and the daily recorded trading volume for these investments is generally lower than for other fixed income securities. As a result, the Fund may be subject to greater exposure to liquidity risk than Funds that invest in other fixed income securities.

The Adviser will monitor on a daily basis the liquidity of each of the Fund’s investments. In making its liquidity determination, the Adviser will, among other things, weigh the following criteria:

(i) the frequency of trades and quotes for the security or similar securities;

(ii) the number of dealers willing to purchase or sell the security or similar securities and the number of other potential buyers;

(iii) dealer undertakings to make a market in the security or similar securities;

(iv) and the nature of the security and the nature of the marketplace in which it trades.

Nevertheless, there can be no assurance that the Adviser’s liquidity determinations will be accurate and there may be a limited market for the Fund’s securities. In the event that the Fund desires to sell for investment reasons or is required to sell to meet redemption requests, the Fund may be forced to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund.

Below is a discussion of other principal risk factors to which the Interval Fund and the New Fund are subject.

Interval Fund	New Fund
Commercial Real Estate Debt Securities Risk. The Fund will invest in CRE Debt securities. CRE Debt securities are not backed by the full faith and credit of the U.S. government and are subject to risk of default on the underlying mortgages. CRE Debt may react differently to changes in interest rates than other bonds and the prices of CRE Debt may reflect adverse economic and market conditions. Small movements in interest rates may significantly reduce the value of CRE Debt.	CMBS Risk. The Fund will invest in CMBS. CMBS are not backed by the full faith and credit of the U.S. government and are subject to risk of default on the underlying mortgages. The value of the collateral securing CMBS may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, CMBS may not be fully collateralized and may decline significantly in value. CMBS may also react differently to changes in interest rates than other bonds and the prices of CMBS may reflect adverse economic and market conditions. Small movements in interest rates may significantly reduce the value of CMBS.
CRE Debt securities typically delegate to a Special Servicer the responsibility to work out mortgage loans that are or risk being in default. Control over the special servicing (or similar role) of the related underlying mortgage loans will be held by a “directing certificate-holder” or a “controlling class representative,” which is generally appointed by the holders of the most subordinate class of certificates in such series. The Fund intends to invest in multiple classes of CRE Debt Securities, and there can be no guarantee that the Fund will have the right to appoint the Special Servicer.

Interval Fund	New Fund
The Special Servicer may, at the direction of the directing certificate-holder, take actions with respect to the specially serviced mortgage loans that could adversely affect the Fund’s interests. However, the Special Servicer is not permitted to take actions that are prohibited by law or violate the applicable servicing standard.
Talmage operates as a rated Special Servicer and is currently the named Special Servicer for three trusts in which the Fund has made investments. Currently, none of the underlying loans in those trusts are in special servicing and Talmage is receiving no special servicing fees. In the event that any of these loans are transferred into special servicing, Talmage will receive special servicing fees from the trust, and has agreed to remit fees attributable to Fund investments to the Fund solely for the benefit of the Fund and its shareholders. As Special Servicer, Talmage will have an obligation to act in accordance with the applicable special servicing agreement and may be required to take actions that could adversely affect the Fund’s interests, although Talmage will not be permitted to take actions that are prohibited by law or violate the applicable servicing standard. Further, the Special Servicer is obligated to act on behalf of all bondholders, taken as a whole, to maximize the net present value of the trust’s assets.
Talmage will not agree to be appointed in the future as Special Servicer for any other Fund positions, and the Fund will not acquire any CRE Debt securities for which Talmage is already acting as Special Servicer.
Commercial Real Estate Risk. The CRE Debt securities in which the Fund is expected to invest are subject to the risks of the underlying mortgage loans. Commercial mortgage loans are secured by commercial property and are subject to risks of delinquency and foreclosure, and risks of loss. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income-producing property can be affected by, among other things, tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances.	Commercial Real Estate Risk. The CMBS in which the Fund is expected to invest are subject to the risks of the underlying mortgage loans. Commercial mortgage loans are secured by commercial property and are subject to risks of delinquency and foreclosure, and risks of loss. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income-producing property can be affected by, among other things, tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances.

Interval Fund	New Fund
In the event of any default under a mortgage, the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the commercial mortgage loan. Foreclosure of a commercial mortgage loan can be an expensive and lengthy process which could have a substantial negative effect on the Fund’s anticipated return on the foreclosed mortgage loan.	In the event of any default under a mortgage, the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the commercial mortgage loan. Foreclosure of a commercial mortgage loan can be an expensive and lengthy process which could have a substantial negative effect on the Fund’s anticipated return on the foreclosed mortgage loan.
Market Risk. Difficult conditions in the markets for CRE Debt securities and mortgage-related assets as well as the broader financial markets have in the past resulted in a temporary but significant contraction in liquidity for CRE Debt securities. Liquidity relates to the ability of the Fund to sell its investments in a timely manner at a price approximately equal to its value on the Fund’s books. To the extent that the market for CRE Debt securities suffers such a contraction, securities that were considered liquid at the time of investment could become temporarily illiquid, and the Sub-Adviser may experience delays or difficulty in selling assets at the prices at which the Fund carries such assets, which may result in a loss to the Fund. There is no way to predict reliably when such market conditions could re-occur or how long such conditions could persist.	Market Contraction Risk. Stressed conditions in the markets for CMBS and mortgage-related assets as well as the broader financial markets have in the past resulted in a temporary but significant contraction in liquidity for CMBS. To the extent that the market for CMBS suffers such a contraction, securities that were previously considered liquid could become temporarily illiquid, and the Adviser may experience delays or difficulty in selling assets at the prices at which the Fund carries such assets, which may result in a loss to the Fund. There is no way to predict reliably when such market conditions could re-occur or how long such conditions could persist.
In the event of a severe market contraction precipitated by general market turmoil, economic conditions, changes in prevailing interest rates or otherwise, the Fund may have to consider selling its holdings at a loss including at prices below the current value on the Fund’s books, borrowing money to satisfy periodic repurchase requests in accordance with the Fund’s borrowing policy, suspending or postponing periodic repurchase offers as permitted by Rule 23c-3 under the 1940 Act, or other extraordinary measures. In addition, if the Fund needed to sell large blocks of investments to raise cash, those sales could further reduce prices, particularly for lower-rated and unrated securities.	In the event of a severe market contraction precipitated by general market turmoil, economic conditions, changes in prevailing interest rates or otherwise, the Fund may have to consider selling its holdings at a loss including at prices below the current value on the Fund’s books, borrowing money to satisfy redemptions in accordance with the Fund’s borrowing policy, suspending redemptions, or other extraordinary measures. In addition, if the Fund needed to sell large blocks of investments to raise cash, those sales could further reduce prices, particularly for lower-rated and unrated securities.

Interval Fund	New Fund
Privately-Issued Securities Risk. The Fund intends to invest in privately-issued securities, including those that may be resold only in accordance with Rule 144A or Regulation S under the 1933 Act (“Restricted Securities”). Restricted Securities are not publicly-traded and are subject to a variety of restrictions, which limit a purchaser’s ability to acquire or resell such securities. Accordingly, the liquidity of the market for specific Restricted Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund.	Privately Issued Securities Risk. The Fund intends to invest in privately-issued securities, including those that may be resold only in accordance with Rule 144A or Regulation S under the 1933 Act (“Restricted Securities”). Restricted Securities are not publicly traded and are subject to a variety of restrictions, which limit a purchaser’s ability to acquire or resell such securities. Accordingly, the liquidity of the market for specific Restricted Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund.
Below Investment Grade (“Junk Bond”) Securities Risks. The Fund invests in fixed-income instruments that are or are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody’s Investors Service, Inc. and Standard & Poor’s Corporation and accordingly involve great risk. Such securities, sometimes called junk bonds, are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions, including a higher risk of default, especially during times of weakening economic conditions or rising interest rates. These securities offer higher returns than bonds with higher ratings as compensation for holding an obligation of an issuer perceived to be less creditworthy. The market prices of such securities are also subject to abrupt and erratic market movements and are more susceptible to adverse events and negative sentiments and often experience above-average price volatility, and the spread between the bid and ask prices of such securities may be greater than those prevailing in other securities markets. Changes in economic conditions or developments regarding issuers of non-investment grade debt securities are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.	Below Investment Grade (“Junk Bond”) Securities Risks. The Fund invests in fixed-income instruments that are or are deemed to be the equivalent in terms of quality to securities rated below investment grade by nationally recognized statistical rating organizations and accordingly involve great risk. Such securities, sometimes called junk bonds, are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions, including a higher risk of default, especially during times of weakening economic conditions or rising interest rates. These securities offer higher returns than bonds with higher ratings as compensation for holding an obligation of an issuer perceived to be less creditworthy. The market prices of such securities are also subject to abrupt and erratic market movements and are more susceptible to adverse events and negative sentiments and often experience above-average price volatility, and the spread between the bid and ask prices of such securities may be greater than those prevailing in other securities markets. Changes in economic conditions or developments regarding issuers of non-investment grade debt securities are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.
Management Risk. Management risk means that the Sub-Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.	Management Risk. Management risk means that the Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.

Interval Fund	New Fund
Non-Diversified Portfolio Risk. The Fund is non-diversified which means that its portfolio will be invested in a relatively small number of securities. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund’s net asset value than it would if the Fund invested in a larger number of securities.	Non-Diversified Portfolio Risk. The Fund is non-diversified which means that its portfolio will be invested in a relatively small number of securities. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund’s net asset value than it would if the Fund invested in a larger number of securities.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Fund more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. The Fund’s investments may at times be concentrated in certain property or secured by properties concentrated in a limited number of geographic locations. To the extent that the Fund’s investment portfolio is concentrated in any one region or type of asset, downturns relating to such region or type of asset may result in defaults on a number of the Fund’s investments.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Fund more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. The Fund’s investments may at times be concentrated in certain property or secured by properties concentrated in a limited number of geographic locations. To the extent that the Fund’s investment portfolio is concentrated in any one region or type of asset, downturns relating to such region or type of asset may result in defaults on a number of the Fund’s investments.

Illiquid Securities Risk. The Fund may invest in illiquid securities. Illiquid securities are securities that are not readily marketable, and include repurchase agreements maturing in more than seven days as well as securities that become illiquid through a change in market conditions. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Adviser or Sub-Adviser or at prices approximating the value at which the Fund is carrying such securities.	Illiquid Securities Risk. The Fund may invest in illiquid securities. Illiquid securities are securities that are not readily marketable, and include repurchase agreements maturing in more than seven days as well as securities that become illiquid through a change in market conditions. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Fund is carrying such securities.

COMPARISON OF FEES AND EXPENSES OF THE FUNDS

For each of the Funds, you will pay indirectly various expenses because each Fund pays fees and expenses that reduce the return on your investment. The following table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. The fees and expenses presented for the Interval Fund are based on its semi-annual report for the period ended March 31, 2018. As the New Fund has not yet commenced operations as of the date of this Proxy Statement/Prospectus, the fees and expenses shown for the New Fund are based on estimated amounts. Actual expenses for the New Fund after the Reorganization may be higher or lower. The Reorganization itself will not cause a shareholder to directly pay any additional fees, other than portfolio transactions costs. See “Information about the Reorganization — Fees and Expenses of the Reorganization.”

As a result of the Reorganization, and as described in these materials, shareholders of the Interval Fund will receive Institutional Class shares of the New Fund.

FEES AND EXPENSES

	Interval Fund	New Fund
	(Institutional Class)	(Institutional) Pro Forma
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.37%(1)	0.35%(2)
Total Annual Fund Operating Expenses	1.02%(3)	1.00%(4)
Fee Waiver and/or Expense Reimbursement(3)	(0.02%)	(0.00%)
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.00%	1.00%

(1)	Other Expenses include an administrative servicing fee of up to 0.15% to be used for non-distribution related services including providing shareholder accounting, client support and other services associated with maintaining shareholder accounts on various brokerage platforms.

(2)	Other Expenses are based on estimated amounts for the current fiscal year.

(3)	RiverPark has agreed contractually to waive its fees and to absorb expenses of the Interval Fund to the extent necessary to ensure that ordinary operating expenses (excluding interest, brokerage commissions, dividends on short sales and interest expense on securities sold short, acquired fund fees and expenses and extraordinary expenses) do not exceed certain percentages of the Interval Fund’s average net assets. The Interval Fund has agreed to repay RiverPark in the amount of any fees waived and expenses absorbed, subject to certain limitations that: (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement; and (2) the reimbursement may not be made if it would cause the annual expense limitation in effect at the time of the reimbursement to be exceeded. The expense limitation for the Interval Fund, expressed as a percentage of average net assets, is 1.00%.

(4)	RiverPark has agreed contractually to waive its fees and to absorb expenses of the New Fund to the extent necessary to ensure that ordinary operating expenses of each class (excluding interest, brokerage commissions, dividends on short sales and interest expense on securities sold short, acquired fund fees and expenses and extraordinary expenses) do not exceed certain percentages of the New Fund’s average net assets. The New Fund has agreed to repay RiverPark in the amount of any fees waived and expenses absorbed, subject to certain limitations that: (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement; and (2) the reimbursement may not be made if it would cause the annual expense limitation in effect at the time of the reimbursement to be exceeded. The expense limitation for the Institutional Class of the New Fund, expressed as a percentage of net assets, is 1.00%. This expense limitation agreement will remain in place for at least one year from the date hereof.

Any waivers and/or reimbursements that are subject to repayment from the Interval Fund will carry over to the New Fund. As of July 31, 2018, the amount of non-recaptured fee waivers owed by the Interval Fund is approximately $226,397.

Expense Example

This Example will help you compare the cost of investing in the New Fund with the cost of investing in the Interval Fund or other mutual funds. This Example assumes that you invest $10,000 in each Fund for the time periods indicated. The Example also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. All expense information is based on the information set forth in the expense table above, including pro forma expense information for the New Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund/Share Class	1 Year	3 Years	5 Years	10 Years
Interval Fund
–Institutional Class Shares	$102	$323	$561	$1,246
New Fund
– Pro Forma Institutional Class shares	$102	$318	$552	$1,225

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when you hold Fund shares in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples above, affect the Fund’s performance. During the most recent fiscal year, the Interval Fund’s portfolio turnover rate was 10% of the average value of its portfolio. Because the New Fund is newly formed and had not commenced operations prior to the date of this Proxy Statement/Prospectus, there is no annual portfolio turnover rate information available for the New Fund. Accordingly, the portfolio turnover rate of the New Fund cannot be accurately predicted. Nevertheless, the annual portfolio turnover rate of the New Fund is generally expected to be substantially similar to the Interval Fund.

Additional Information Applicable to the Interval Fund and the New Fund

Additional information regarding shareholder services and procedures for the Interval Fund may be found the Interval Fund’s Prospectus, as supplemented through the date of this Proxy Statement/Prospectus, which is on file with the SEC and is incorporated by reference into this Proxy Statement/Prospectus.

PERFORMANCE OF THE FUNDS

Performance of the Interval Fund

Annual performance returns provide some indication of the risks of investing in the Interval Fund by showing changes in performance from year to year.

The performance for periods prior to September 30, 2016 shown below was for the Interval Fund’s predecessor private fund, GSREA CMBS Credit Opportunities, LLC, a Delaware limited liability company that invested in CRE Debt. The predecessor private fund was reorganized into the Interval Fund as of September 30, 2016, and the Interval Fund commenced operations on October 3, 2016. The reorganization of the predecessor private fund into the Interval Fund is for purposes entirely unrelated to the establishment of a performance record. The Interval Fund is managed by the same investment adviser (i.e., its sub-adviser, Talimco) and in a manner that is in all material respects equivalent to the management of the predecessor private fund since inception. The predecessor private fund commenced operations on June 1, 2010. During its operating history since inception, the predecessor private fund’s investment policies, objectives, guidelines and restrictions were in all material respects equivalent to the Interval Fund’s. The following information shows the predecessor private fund’s annual returns reflecting the actual fees and expenses that were charged when Talimco managed the predecessor private fund, including a base fee that varied between 1% and 1.25% and a performance fee that varied between 10% and 12.5%. Neither the Interval Fund nor the New Fund charges a performance fee. The limited partners of the predecessor fund were subject to calls on capital commitments and had lock-up periods with penalties for early withdrawals. The Interval Fund has limitations on quarterly redemptions but those features are different from the predecessor fund. From its inception through the completion of the reorganization, the predecessor private fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940 (the “1940 Act”) or the Internal Revenue Code of 1986 (the “Code”), which if they had been applicable, might have adversely affected its performance. The information provides some indications of the risks of investing in the Interval Fund. The bar chart shows you how the performance for the Interval Fund and the predecessor private fund varied from year to year. Comparison of performance to an appropriate index indicates how the Interval Fund’s and the predecessor private fund’s average annual returns compare with those of a broad measure of market performance. The Interval Fund’s and the predecessor private fund’s past performance is not necessarily an indication of how the Interval Fund will perform in the future. Past performance is no guarantee of future results. The Interval Fund’s performance information will be available by calling 888-564-4517 or by visiting the Interval Fund’s website at www.riverparkfunds.com.

1	Prior to September 30, 2016, the Interval Fund was a private fund.

During the period of time shown in the bar chart, the highest quarterly return was 6.52% for the quarter ended March 31, 2012 and the lowest quarterly return was (1.16%) for the quarter ended March 31, 2016.

The performance table below shows how the Interval Fund’s and the predecessor private fund’s average annual return for the calendar year ended December 31, 2017, and since inception (May 31, 2010) compared to that of the Interval Fund’s benchmarks:

Average Annual Total Returns	1 Year	5 Year	Since Inception (5/31/2010)
RiverPark Floating Rate CMBS Fund (RCRIX)
Return Before Taxes	4.99%	4.35%	6.69%
Return After-Tax on Distributions*	3.15%	N/A**	N/A**
Return After-Tax on Distributions and Sale of Fund Shares*	2.81%	N/A**	N/A**
Bloomberg Barclays U.S. Investment-Grade CMBS Index (reflects no deduction for fees, expenses or taxes)	3.51%	2.46%	5.05%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	3.32%

*

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**	Prior to September 30, 2016, the predecessor fund was treated as a partnership with taxable profits allocated to its partners, did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends and distributions. As a result of the different tax treatment, after-tax returns for the predecessor fund prior to inception of the Interval Fund are not shown above.

Updated performance information is available by calling the Interval Fund, toll free, at 888-564-4517, or by visiting the Interval Fund’s website at www.riverparkfunds.com.

The New Fund has been formed for the purpose of effecting the transactions contemplated by the Reorganization and will not commence investment operations until the Reorganization closes. Therefore, no performance information is provided for the New Fund. The New Fund’s investment objective and investment strategies are substantially identical to those of the Interval Fund; however, no assurance can be given that the New Fund will achieve any particular level of performance after the Reorganization. The New Fund expects that it will be both the accounting and performance survivor upon consummation of the Reorganization with the Interval Fund.

INFORMATION ABOUT THE REORGANIZATION

Description of the Reorganization

On August 7, 2018, the Interval Fund Board voted to approve the Reorganization. Pursuant to the Reorganization Agreement, the Interval Fund will transfer its assets to the New Fund, which will assume all of the ordinary operating and portfolio liabilities of the Interval Fund. The terms and conditions under which the Reorganization will be implemented are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a form of which is attached hereto as Appendix A to this Proxy Statement/Prospectus. The Reorganization Agreement contemplates (i) the New Fund’s acquisition of all of the assets of the Interval Fund in exchange solely for Reorganization Shares and the assumption by the New Fund of all of the liabilities of the Interval Fund by the Closing Date, and (ii) the distribution of the Reorganization Shares to the shareholders of the Interval Fund as soon as reasonably practicable after the closing. Each shareholder of the Interval Fund will receive a number of full and fractional shares of the Institutional Class shares of the New Fund equal in value to the number of full and fractional shares of the Interval Fund held by such shareholder as of the Closing Date as set forth in the table below.

As a result of the Reorganization, each Interval Fund shareholder will receive shares of the New Fund with an aggregate NAV equal to the aggregate NAV of the shares of the Interval Fund that the shareholder owned immediately before the Reorganization.

No sales charge or fee of any kind will be assessed to Fund shareholders in connection with their receipt of shares of the New Fund in the Reorganization.

After the closing of the Reorganization, shares of the New Fund will be credited to shareholders of the Interval Fund only on a book-entry basis. The New Fund shall not issue certificates representing shares in connection with the Reorganization.

The Reorganization Agreement provides the time for and method of determining the net value of the Interval Fund’s assets (and therefore shares) and the NAV of a share of the New Fund. The valuation will be done immediately after the close of business, as described in the Reorganization Agreement, on the business day immediately preceding the Closing Date, as determined using the valuation policies and procedures for the New Fund.

RiverPark will pay all costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and the Proxy Statement, as described in the Reorganization Agreement, whether or not the Reorganization is consummated. Neither the Interval Fund nor the New Fund will incur any expenses in connection with the Reorganization. The Closing is expected to occur on or about October ___, 2018, provided all of the other closing conditions have been satisfied or waived. The implementation of the Reorganization is subject to a number of conditions set forth in the Reorganization Agreement, including that the Reorganization has been approved by shareholders of the Interval Fund.

The Interval Fund may make one or more distributions to shareholders prior to the Closing. Any such distribution generally will be taxable as ordinary income or capital gains to shareholders that hold their shares in a taxable account.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the Closing Date by a determination of either the Interval Fund Board or the RiverPark Board that the Reorganization is no longer in the best interests of shareholders. If the transactions contemplated by the Reorganization Agreement have not been substantially completed by December 31, 2018, the Reorganization Agreement shall automatically terminate on that date unless a later date is agreed to by the Funds.

Board Consideration of the Reorganization

At its quarterly Board meeting held on August 7, 2018, the Interval Fund Board considered the Reorganization and the potential benefits the Reorganization would have on the Interval Fund shareholders. At the August 7, 2018 meeting, the members of the Interval Fund Board, including the Trustees who are not interested persons of the Interval Fund Trust within the meaning of the 1940 Act (the “Independent Trustees”), voting separately, approved the Reorganization. The Interval Fund Board considered the following matters, among others, in approving the Reorganization:

●	The increased liquidity of the shares upon conversion to an open end fund;

●	The fact that the Funds have the same investment objectives, investment strategies and investment restrictions;

●	The overall expense ratio and the management fee of the New Fund are the same as the expense ratio and management fee for the Interval Fund; and

●	The fact that RiverPark would pay all customary costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and the Proxy Statement, as described in the Reorganization Agreement.

After consideration, the Interval Fund Board, including the Independent Trustees, concluded that the Reorganization would be in the best interests of the Interval Fund and its shareholders, and that the interests of existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganization.

Fees and Expenses of the Reorganization

RiverPark will pay all costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and the Proxy Statement, as described in the Reorganization Agreement, whether or not the Reorganization is consummated. Neither the Interval Fund nor the New Fund will incur any expenses in connection with the Reorganization.

Existing and Pro Forma Capitalizations of the Funds

The following tables set forth, as of June 30, 2018: (i) the unaudited capitalization of the Interval Fund; (ii) adjustments to the unaudited pro forma capitalization of the New Fund; and (iii) the unaudited pro forma capitalization of the New Fund assuming the Reorganization has been completed, based upon the valuation policies and procedures for the Interval Fund and the New Fund, respectively. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

	Interval Fund	Pro Forma Adjustments	Pro Forma New Fund
NET ASSETS:
Institutional Class	58,148,585	—	58,148,585
TOTAL	$58,148,585	$—	$58,148,585
SHARES OUTSTANDING:
Institutional Class	5,743,798	—	5,743,798
TOTAL	5,743,798	—	5,743,798
NET ASSET VALUE:
Institutional Class	10.12	—	$10.12

The table set forth above should not be relied upon to calculate the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

COMPARISON OF ORGANIZATION, STRUCTURE AND GOVERNANCE OF THE FUNDS

The following summary highlights certain differences between the Funds. This summary is not complete and does not contain all of the information that you should consider before voting on the Reorganization. For more complete information about the Reorganization, please read this entire document, each Fund’s respective trust instruments and trust by-laws, and the Delaware Statutory Trust Act (12 Del.C. §§3801-3826).

Comparison of Shareholder Rights and Corporate Governance

Governing Law

●	The Interval Fund and the New Fund are both organized as Delaware statutory trusts, and each are governed by the Delaware Statutory Trust Act (the “Delaware Act”) and their respective trust instruments and trust by-laws.

Authorized Shares

●	Each Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

Board Members

●	Each Trust has five trustees, two of whom are “interested persons”, as that term is defined under the 1940 Act. For more information, refer to the SAI dated January 25, 2018, for the RiverPark Trust or December 12, 2017 for the Interval Fund, which are both incorporated by reference into this Proxy Statement/Prospectus.

●	For both trusts, each Trustee shall hold office until his or her successor has been elected and has qualified to serve as a Trustee, as required under the 1940 Act. Any Trustee may resign (without need for prior or subsequent accounting) by an instrument in writing signed by him or her and delivered to the other Trustees or the Chairman of the Trust, if any, the President or the Secretary and such resignation shall be effective upon such delivery or at any later date according to the terms of the instrument. Any of the Trustees may be removed with or without cause at any time: (1) by the action of two-thirds of the remaining Trustees or (2) by the affirmative vote of the shareholders holding not less than two-thirds of the shares outstanding. Upon the resignation or removal of a Trustee, or his or her otherwise ceasing to be a Trustee due to death or legal disability, he or she shall, or in the case of death or legal disability, his or her legal representative shall, execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust property held in his or her name. Generally the Trustees have the authority under the Trust’s trust instrument to fill vacancies as they in their discretion see fit by a majority vote of the Trustees continuing in office consistent with the limitations under the 1940 Act.

Shareholder Liability

●	Under the Delaware Act, unless the governing instrument provides otherwise, shareholders of a statutory trust have the same limitation of personal liability as extended to shareholders of private corporations for profit organized under the Delaware General Corporation Law.

●	Each Trust Instrument provides that each shareholder of the Trust and of each series shall not be personally liable for the obligations of the Trust under Section 3803(a) of the Delaware Statutory Trust Act. Each Trust Instrument states that the Trust shall indemnify and hold each shareholder harmless from and against any claim or liability to which such shareholder may become subject solely by reason of its being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason, and shall reimburse such shareholder for all legal and other expenses reasonably incurred by it in connection with any such claim or liability (upon proper and timely request by the shareholder); proved, however, that no shareholder shall be entitled to indemnification by any series unless such shareholder is a shareholder of such series.

●	Each Trust Instrument provides that each shareholder of the Trust and of each series shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of one of any series. Each Trust Instrument further provides that the Trustees shall have no power to bind any shareholder personally or to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than what the shareholder may at any time personally agree to pay by way of subscription for any share or otherwise.

Voting Rights

Pursuant to each Trust Instrument on each matter submitted to a vote of the shareholders, each shareholder in each series shall be entitled to vote proportionate to its shares in such series as recorded on the books of the Trust and all shareholders in each series shall vote as a separate class except as to voting for Trustees and as otherwise required by the 1940 Act, in which case all shareholders shall vote together as a single class. As to any matter that does not affect the interest of a particular series or class, only the shareholders of the one or more affected series or class shall be entitled to vote.

Pursuant to each Trust’s By-Laws, shareholders of at least one-third of the shares of the series (if the meeting relates to that series) or shareholders of at least one-third of the shares of the Trust (if the meeting relates to the Trust and not solely to a particular series), present in person or by proxy, shall constitute a quorum for the transaction of any business, except as may otherwise by required by the 1940 Act or other applicable law or by each Trust Instrument or each Trust’s By-Laws. If a quorum is present at a meeting, an affirmative vote by the shareholders present, in person or by proxy, holding a majority of the shares of the shareholders present, either in person or by proxy, at such meeting constitutes the action of the shareholders, unless the 1940 Act, other applicable law, the Trust Instrument or the By-Laws require a greater number of affirmative votes.

Annual Shareholder Meetings

A Delaware statutory trust is not required to hold shareholder meetings or obtain shareholder approval for certain actions unless required by applicable law or the declaration of trust. Neither Trust Instrument nor the Trust By-Laws require the Trust to hold shareholder meetings.

Shares Classes. The Interval Fund has one share class, whereas the New Fund offers Retail Class and Institutional Class shares. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

Shareholders of the Interval Fund will receive Institutional Class shares of the New Fund in the Reorganization.

Liability and Indemnification of Board Members. The 1940 Act prohibits the charter, bylaws and other organizational documents of a registered investment company from containing a provision that protects or purports to protect any director or officer of the investment company against liability to the company or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

●	The Delaware Act permits a Delaware statutory trust instrument to limit or eliminate a trustee’s personal liability for breach of contract or breach of duties to the statutory trust or to a shareholder of the statutory trust, subject to certain exceptions. See e.g. 12 Del.C. §§3806(c)-(e).

●	Each Trust Instrument provides that a Trustee shall be entitled to the protection against personal liability for the obligations of the Trust under Section 3803(b) of the Delaware Act. Each Trust Instrument further states that no Trustee shall be liable to the Trust, its shareholders or to any Trustee, officer employee or agent thereof for any action or failure to act (including the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

●	Each Instrument also provides that the Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by such Trustee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which such Trustee may be involved or with which such Trustee may be threatened, while in office or thereafter, by reason of such Trustee being or having been such a Trustee, except with respect to any matter as to which such Trustee shall have been adjudicated, by the final and unappealable order of a court of competent jurisdiction, to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of such Trustee’s duties, such liabilities and expenses being liabilities belonging to the series out of which such claim for indemnification arises; provided, however, that as to any matter disposed of by a compromise payment by such Trustee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such Trustee did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office by the court or other body approving the settlement or other disposition or, in the absence of a judicial determination, by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that such Trustee did not engage in such conduct, which determination shall be made by a majority of a quorum of Trustees who are neither Interested Trustees of the Trust nor parties to the action, suit or proceeding, or by written opinion from independent legal counsel approved by such Trustees. The rights accruing to any Trustee under these provisions shall not exclude any other right to which such Trustee may be lawfully entitled; provided that no Trustee may satisfy any right of indemnity or reimbursement granted herein or to which he may be otherwise entitled except out of the Trust Property.

Amendments to Governing Documents

Two-thirds (2/3) or more of the Trustees then in office may amend each Trust Instrument at any time for any purpose without the approval of the shareholders; provided, that the vote or a written or other legally permissible form of consent of shareholders holding, in the aggregate, a majority of the outstanding shares or of shareholders of two-thirds (2/3) or more of the shares voting or consenting, if shareholders of at least a majority of such shares vote or consent, shall be necessary to approve any amendment whenever such vote or consent is required under the 1940 Act.

The Trustees have the power to alter, amend or repeal each Trust’s By-Laws (“By-Laws”) or adopt new By-Laws at any time. Action by the Trustees with respect to the By-Laws shall be taken by an affirmative vote of majority of the Trustees. The Trustees shall in no event adopt By-Laws which are in conflict with the Trust Instrument.

Comparison of Fundamental and Non-Fundamental Investment Restrictions

The Funds are each subject to identical fundamental and non-fundamental investment restrictions regarding their investments. A fundamental investment restriction may not be changed without the affirmative vote of the holders of a majority of a Fund’s outstanding securities (as defined in the 1940 Act), while non-fundamental investment restrictions may be changed by the board of the Funds without shareholder approval. Both Funds are subject to certain non-fundamental investment restrictions regarding their investments that may only be changed by a vote of the Board.

Comparison of Investment Advisers and Investment Advisory Fees

Investment Advisers and Sub-Advisers

Interval Fund

The management of the Interval Fund is supervised by the Interval Fund Board. RiverPark serves as the Interval Fund’s investment adviser. RiverPark was formed in July 2009 and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. RiverPark is a wholly-owned subsidiary of RiverPark Holding Group LLC, a Delaware limited liability company (“RP Holding Group”), and is 84.4% owned by employees and is controlled by Morty Schaja. Mr. Schaja, CFA, is RiverPark’s Chief Executive Officer, and Mr. Rubin, CFA, is RiverPark’s Co-Chief Investment Officer. RiverPark Capital Management LLC, an affiliate of the RiverPark, provides investment management services to separate accounts and partnerships. Together, RiverPark and RiverPark Capital Management LLC had approximately $2.7 billion in assets under management (including approximately $181 million of non-discretionary assets), as of June 30, 2018.

RiverPark provides investment advisory services to the Interval Fund pursuant to an investment advisory agreement entered into with the Interval Fund Trust (the “RiverPark Advisory Agreement”). Under the general supervision of the Board, RiverPark carries out the investment and reinvestment of the assets of the Interval Fund and furnishes continuously an investment program with respect to the Interval Fund. RiverPark furnishes to the Interval Fund office facilities, equipment and personnel for servicing the investments of the Interval Fund. RiverPark compensates all personnel who provide research and investment services to the Interval Fund. In return for these services, facilities and payments, the Interval Fund has agreed to pay RiverPark as compensation under the RiverPark Advisory Agreement a monthly fee computed at a fixed annual rate of 0.65% of the average daily net assets of the Interval Fund.

RiverPark has agreed contractually to waive its fees and to absorb expenses of the Interval Fund to the extent necessary to ensure that ordinary operating expenses of each class (excluding interest, brokerage commissions, dividends on short sales and interest expense on securities sold short, acquired fund fees and expenses and extraordinary expenses) do not exceed certain percentages of the Interval Fund’s average net assets. The Interval Fund has agreed to repay RiverPark in the amount of any fees waived and Interval Fund expenses absorbed, subject to certain limitations that: (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement; and (2) the reimbursement may not be made if it would cause the annual expense limitation in effect at the time of the waiver to be exceeded. The expense limitation for the Interval Fund, expressed as a percentage of average net assets, is 1.00%.

This arrangement will remain in effect unless and until the Interval Fund Board approves its modification or termination.

RiverPark is responsible for selecting a sub-adviser to manage the assets of the Interval Fund. The sub-adviser is engaged to manage the investments of the Interval Fund in accordance with its investment objective, policies and limitations and any investment guidelines. The sub-adviser is responsible, subject to the supervision and control of RiverPark and the Interval Fund Board, for the purchase, retention and sale of securities in the Interval Fund’s investment portfolio under its management.

RiverPark pays the sub-adviser an annual fee based upon the net assets managed by such sub-adviser from the management fee paid to RiverPark pursuant to the RiverPark Advisory Agreement. The Interval Fund is not responsible for the payment of this sub-advisory fee.

Talimco LLC, a Delaware limited liability company, is the sub-adviser to the Interval Fund. Talimco is located at 622 Third Avenue, New York, NY, 10017. Talimco is principally owned by Edward L. Shugrue III, the portfolio manager.

Talimco entered into an Investment Sub-Advisory Agreement between RiverPark and Talimco, dated April 7, 2016, with respect to the Interval Fund (the “RiverPark Sub-Advisory Agreement”). Pursuant to the RiverPark Sub-Advisory Agreement, Talimco receives fees from RiverPark to provide the services described above. These fees are paid out of the advisory fees RiverPark receives from the Interval Fund and are not separately paid by the Interval Fund.

A discussion regarding the basis for the Board’s approval of the continuance of the RiverPark Advisory Agreement and the RiverPark Sub-Advisory Agreement is available in the Interval Fund’s annual report to shareholders for the period ended September 30, 2017.

New Fund

The New Fund’s investment adviser will also be RiverPark.

The RiverPark Funds Trust, on behalf of the New Fund, and RiverPark have entered into an Investment Advisory and Management Agreement (the “New Advisory Agreement”), which is identical in all material terms and conditions to the RiverPark Advisory Agreement for the Interval Fund.

Management Fees and Other Expenses

Under the New Advisory Agreement, the New Fund pays to RiverPark as compensation for the services rendered, facilities furnished, and expenses paid by it a management fee at a fixed annual rate of 0.65% of the average daily net assets of the New Fund, the same fees as those previously paid by the Interval Fund pursuant to the RiverPark Advisory Agreement. Similarly, the expense limitation agreement is the same.

Portfolio Manager

Unlike the Interval Fund, RiverPark will not retain a sub-adviser to manage the New Fund. Edward L. Shugrue III, the portfolio manager for the Interval Fund, will remain the portfolio manager for the New Fund and will retain primary responsibility for investment decisions. Mr. Shugrue will be employed by RiverPark and will be subject to the oversight and compliance of RiverPark. Mr. Shugrue has over 25 years of commercial real estate investing, lending and restructuring experience as an owner, lender and advisor. From 1997 until 2003, Mr. Shugrue co-built one of the country’s first commercial real estate mezzanine investment platforms in his capacity as the Chief Financial Officer of Sam Zell’s Capital Trust, Inc. (NYSE: CT). From 1991 to 1996, Mr. Shugrue was one of four people responsible for turning around, taking public and selling River Bank America, a New York bank. From 1988 through 1990, Mr. Shugrue was employed in the real estate group of Bear Stearns & Co. Inc. where he worked on principal, agency and securitization assignments.

Mr. Shugrue is a graduate of the University of Pennsylvania with a BA (honors) in political science and a degree from The Wharton School of Business. Mr. Shugrue is a former governor of the Commercial Mortgage Backed Securities Association (CMSA). Mr. Shugrue has published articles regarding real estate finance in CRE Finance World and PREA Quarterly. He has also been a guest lecturer at The Harvard Business School (where he co-authored a case study), The Wharton School of Business, the Columbia University Graduate School of Business and the Stanford University Graduate School of Business. He is a frequent contributor to The Wall Street Journal and to Bloomberg News.

Revenue Sharing Payments

RiverPark may at its own expense make payments to some, but not all brokers, dealers or financial intermediaries, as an incentive to sell shares of the Interval Fund and/or to promote retention of their customers’ assets in both Funds. These payments sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Funds’ shares or the amount the Funds receive as proceeds from such sales.

Revenue sharing payments may be made to brokers, dealers and other financial intermediaries that provide services to each Fund or its shareholders for marketing and distribution related activities or for shareholder servicing. These activities may include transaction processing, sub-accounting services, marketing support and/or access to representatives of the broker, dealer or other financial intermediaries. Revenue sharing payments also may be made to brokers, dealers and other financial intermediaries for inclusion of each Fund on a sales list, including a preferred or select sales list. You may wish to consider whether such arrangements exist when evaluating any recommendation to purchase shares of the Funds.

Multiple Class Structure of the New Fund

The New Fund currently offers two classes of shares: Institutional Class shares and Retail Class shares. Shares of each class of the New Fund represent an equal pro rata interest in the New Fund and both classes generally have the same voting, liquidation, and other rights.

Other Shareholder Servicing Expenses Paid by the Funds

The RiverPark Board has adopted an administrative services plan according to which the New Fund may pay administrative services fees at an annual rate of up to 0.15% of the average daily net assets of the Institutional Class shares of the New Fund to various administrative servicing agents for providing administrative, recordkeeping and support servicing to their clients who own shares of the New Fund. Because these administrative servicing fees are paid out of assets attributable to the New Fund’s shares on an ongoing basis, over time these fees will increase the cost of an investment in such shares and may cost more than other types of sales charges.

This plan is identical to the plan currently in place for the Interval Fund.

Principal Service Providers

The following table lists the principal service providers for the Funds.

SERVICE PROVIDERS
SERVICE	INTERVAL FUND	NEW FUND
Investment Adviser	RiverPark Advisors, LLC 156 West 56th Street, 17th Floor New York, NY 10019	Same
Investment Sub-Adviser	Talimco LLC 622 Third Avenue New York, NY 10017	None
Distributor	SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456	Same
Administrator	SEI Investments Global Fund Services One Freedom Valley Drive Oaks, PA 19456	Same
Custodian	Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110	Same
Transfer Agent	DST Systems, Inc. 333 West 11th Street, 5th Floor Kansas City, MO 64105	Same
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115	Same
Legal Counsel	Blank Rome LLP 405 Lexington Avenue New York, NY 10174	Same

Ownership of Securities of the New Fund

As of the date of this Proxy Statement, there were no shares of the New Fund outstanding.

Dissenter’s Rights of Appraisal

There are no dissenter’s appraisal rights available for the Reorganization.

THE INTERVAL FUND BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE REORGANIZATION.

GENERAL INFORMATION ABOUT THE SPECIAL MEETING

This Proxy Statement/Prospectus is being provided in connection with the solicitation of proxies by the Interval Fund Board to solicit the vote of shareholders of the Interval Fund at a Special Meeting of the Interval Fund, which we refer to as the “Special Meeting.” The Special Meeting is scheduled to begin at 5:00 p.m. NY time on Friday, November 9, 2018.

Voting Information

Holders of record of the shares of the Interval Fund at the close of business on October 9, 2018 (the “Record Date”), as to any matter on which they are entitled to vote, will be entitled to one vote per whole share held and each fractional share is entitled to a proportionate fractional vote on all business of the Special Meeting.

Shares Outstanding on the Record Date

Interval Fund
Total

The cost of preparing, printing, and mailing the enclosed proxy card and this Proxy Statement/Prospectus, and all other reasonable costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile, or telegram, will be borne by RiverPark. Representatives of RiverPark may solicit proxies by telephone, telegram, or personally.

Appendix B lists the persons that as of the Record Date owned beneficially or of record 5% or more of the outstanding shares of the Interval Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Interval Fund or acknowledges the existence of such control. As a controlling shareholder, such person could control the outcome of any proposal submitted to shareholders for approval including approval of the Reorganization.

Revocation of Proxies

Any shareholder of the Interval Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Interval Fund Trust) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Interval Fund or by voting in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is properly made, in favor of the Reorganization.

Shareholder Approval

Approval of the Reorganization requires the affirmative vote of the holders of a majority of the shares of beneficial interest of the Interval Fund outstanding and entitled to vote at the Special Meeting. Each whole share of the Interval Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. For purposes of the vote on the Reorganization, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which such brokers or nominees do not have discretionary power) will have the effect of votes against the Reorganization, although they will be considered present for purposes of determining the existence of a quorum.

Methods of Voting

In addition to voting by giving a proxy either by mail or at the Special Meeting, any shareholder may attend the Special Meeting and vote in person. Any shareholder who attends the Special Meeting and wishes to vote in person will be given a ballot prior to the vote. If the shares of a shareholder wishing to vote in person are held in the name of a broker, bank, or other nominee, the shareholder must bring a letter from the nominee indicating that the shareholder is the beneficial owner of the shares on the Record Date and authorizing the shareholder to vote.

Quorum and Adjournment

The presence at the Special Meeting, in person or by proxy, of the holders of record of one third of the outstanding shares entitled to vote thereat shall be necessary and sufficient to constitute a quorum for the transaction of business. If the necessary quorum to transact business or the vote required to approve the Reorganization is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the Special Meeting. If the necessary quorum is not obtained, the persons named as proxies will vote in favor of adjournment. If the necessary quorum is obtained but the vote required to approve the Reorganization is not obtained, the persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote (in whole or in part) in favor of the Reorganization and will vote against any such adjournment those proxies to be voted against the Reorganization. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” will be treated as shares that are present.

Solicitation of Proxies

As the Special Meeting date approaches, certain shareholders of the Interval Fund may receive a telephone call from a representative of RiverPark if their votes have not yet been received.

Other Matters

The Interval Fund is not aware of any other matters that are expected to arise at the Special Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

FINANCIAL HIGHLIGHTS

The financial highlights with respect to the Interval Fund are incorporated by reference from the Interval Fund Prospectus and have been audited by Cohen & Company, Ltd., the Interval Fund Trust’s independent registered public accounting firm, whose report along with the Interval Fund’s financial statements for such fiscal period are included in the Interval Fund’s annual report for the fiscal period. The financial highlights for the most recent fiscal period with respect to the Interval Fund are incorporated by reference from the Interval Fund’s annual report. The Interval Fund’s most recent annual report and its most recent semi-annual report for the six months ended March 31, 2018 are incorporated by reference into the Reorganization SAI and available upon request.

The financial highlights for the New Fund are unavailable as it is newly created and does not yet have financial history. Upon the closing of the Reorganization, the New Fund expects to adopt the financial statements of the Interval Fund.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (this “Agreement”) is made as of November __, by and among the RiverPark Funds Trust (the “RiverPark Funds Trust”), with respect to the RiverPark Floating Rate CMBS Fund (the “New Fund”) and the RiverPark Floating Rate CMBS Fund Trust (the “Floating Rate CMBS Trust”) with respect to the RiverPark Floating Rate CMBS Fund (the “Interval Fund”). The New Fund and the Interval Fund may be referred to together as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation for purposes of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the regulations adopted by the U.S. Treasury under the Code. The reorganization (the “Reorganization”) will consist of:

(i)	the transfer of all of the assets of the Interval Fund to the New Fund in exchange for Institutional Class shares (the “New Fund Shares”) of beneficial interest, par value per share of $0.001, of the New Fund;

(ii)	the assumption by the New Fund of all of the liabilities of the Interval Fund; and

(iii)	the distribution, after the closing date contemplated by Section 3.1 (the “Closing Date”), of the New Fund Shares, pro rata to the shareholders of the Interval Fund, and the termination, dissolution and complete liquidation of the Interval Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

RECITALS

WHEREAS, the New Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Interval Fund is a closed-end interval fund registered under the 1940 Act and the Interval Fund owns securities that are assets of the character in which the New Fund is permitted to invest;

WHEREAS, the Board of Trustees of the New Fund has determined that the Reorganization is in the best interests of the New Fund; and

WHEREAS, the Board of Trustees of the Interval Fund has determined that the Reorganization is in the best interests of the Interval Fund and that the interests of the existing shareholders of the Interval Fund will not be diluted as a result of the Reorganization.

1

AGREEMENT

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	transfer of assets AND ASSUMPTION OF LIABILITIES of The INTERVAL Fund in exchange for THE NEW Fund Shares and liquidation of The INTERVAL Fund

1.1.	Subject to the terms and conditions hereof and on the basis of the representations and warranties contained herein:

(a)	The Interval Fund will sell, assign, convey, transfer and deliver to the New Fund, and the New Fund will acquire, on the Closing Date, all of the properties and assets specified in Section 1.2, subject to the liabilities of the Interval Fund set forth in Section 1.3.

(b)	The New Fund shall, on the Closing Date, issue and deliver to the Interval Fund the number of New Fund Shares (including fractional shares, if any) equal to the number of shares outstanding of the Interval Fund (the “Interval Fund Shares”) as of the Closing Date.

(c)	Upon consummation of the transactions described in subsections (a) and (b) above, the Interval Fund in complete liquidation shall distribute to its respective shareholders of record as of the Closing Date the New Fund Shares received by it. Each shareholder of the Interval Fund shall be entitled to receive that number of New Fund Shares equal to the total of the number of Interval Fund Shares (including fractional shares, if any) held by such shareholder as of the Closing Date.

1.2.	The assets of the Interval Fund to be acquired by the New Fund shall include, without limitation, all cash, securities, commodities and futures interests, dividends and interest receivable, any deferred or prepaid expenses shown as an asset on the books of the Interval Fund on the Closing Date, receivables for shares sold and all other properties and assets that are owned by the Interval Fund on the Closing Date.

1.3.	The assumed liabilities shall include all of the Interval Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

1.4.	As provided in Section 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Interval Fund will liquidate and distribute to its shareholders of record the New Fund Shares received by the Interval Fund as contemplated by Section 1.1(c). That liquidation and distribution will be accomplished by the transfer of the New Fund Shares then credited to the account of the Interval Fund on the books of the New Fund to open accounts on the share records of the New Fund in the names of Interval Fund shareholders and representing the respective number of the New Fund Shares due to those shareholders. The New Fund shall not be obligated to issue certificates representing the New Fund Shares in connection with such exchange, regardless of whether any Interval Fund shareholders surrendered or previously held any physical certificates.

1.5.	As soon as practicable on or after the Closing Date, the Interval Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete liquidation.

2

2.	valuation AND VALUATION DATE

2.1.	On the Closing Date, the New Fund will deliver to the Interval Fund the number of New Fund Shares (including fractional shares, if any) determined as provided in Section 1.

2.2.	The value of the Interval Fund’s assets will be computed as of the Valuation Date (as defined in Section 2.4 of this Agreement), using the valuation procedures for the New Fund set forth in the RiverPark Funds Trust Instrument (the “RiverPark Funds Trust Instrument”) and the New Fund’s then-current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the “New Fund Prospectus”).

2.3.	The net asset value of a New Fund Share shall be equal to the net asset value per share of an Interval Fund Share as of the Closing Date.

2.4.	The Valuation Date shall be as of 4:00 p.m. Eastern time on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the “Valuation Date”).

2.5.	The New Fund shall issue the New Fund Shares to the Interval Fund on one or more share deposit receipts registered in the name of the Interval Fund. The Interval Fund shall distribute in liquidation the New Fund Shares received by it hereunder to its shareholders as contemplated by Section 1.1, by redelivering such share deposit receipts to the RiverPark Trust’s transfer agent, which will as soon as practicable set up open accounts for Interval Fund shareholders in accordance with written instructions furnished by the Interval Fund. Immediately after the close of business on the Valuation Date, the share transfer books of the Interval Fund will be closed and no further transfers of Interval Fund shares will be made.

2.6.	The Interval Fund will pay or cause to be paid to the New Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the Investments (as defined in Section 4.1(s) of this Agreement) and other properties and assets of the Interval Fund, whether accrued or contingent, received by it on or after the Closing Date. Any such distribution shall be deemed included in the assets transferred to the New Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution before the Valuation Date, in which case any such distribution that remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Interval Fund acquired by the New Fund.

2.7.	All computations of value shall be made by each Fund’s respective pricing agent, in accordance with the requirements of the 1940 Act and its regular practice in pricing the shares and assets using the valuation procedures required by Section 2.2 or 2.3, as applicable, and shall be subject to confirmation by each Fund’s respective independent registered public accounting firm upon reasonable request by the other Fund.

3.	closing and closing date

3.1.	The Closing Date shall be [__], or at such other date to which the parties may agree. The Closing shall be held at the offices of RiverPark, 156 W. 56th Street, 17th Floor, New York, NY 10019, immediately after and on the same day as the Valuation Date, or at such other time and/or place as the parties may agree.

3

3.2.	The portfolio securities of the Interval Fund shall be made available by the Interval Fund to the custodian or non-U.S. sub-custodian for the New Fund (collectively, the “Custodian”), for examination no later than five business days before the Valuation Date. On the Closing Date, such portfolio securities and all the Interval Fund’s cash shall be delivered by the Interval Fund to the Custodian for the account of the New Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, as applicable, the requirements of the U.S. Treasury Department’s book-entry system or the Depository Trust Company, Participants Trust Company or other third party depositories, and by transfer to the account of the Custodian or sub-custodian or other permitted entity in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act, and accompanied by all necessary federal, state and foreign stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the Custodian.

3.3.	If on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the New York Stock Exchange shall be disrupted so that accurate appraisal of the value of the net assets of the Interval Fund or the New Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.4.	The Interval Fund shall instruct its transfer agent, DST Systems, Inc., to deliver at the Closing to the New Fund or its designated agent a list of the names and addresses of the Interval Fund shareholders and the number of outstanding shares of the Interval Fund owned by each Interval Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the RiverPark Trust, on behalf of the Interval Fund. The New Fund will certify to the Interval Fund that the New Fund Shares issuable pursuant to Section 1.1 have been credited to the Interval Fund’s account on the books of the New Fund. On the Liquidation Date, the New Fund will certify to the Interval Fund that such New Fund Shares have been credited pro rata within each class of shares to open accounts in the names of Interval Fund shareholders as provided in Section 1.4.

3.5.	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its legal counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by Section 1.

4.	representations and warranties

4.1.	Representations and Warranties of the RiverPark Floating Rate CMBS Fund on behalf of the Interval Fund.

4

The RiverPark Floating Rate CMBS Fund, on behalf of the Interval Fund, represents and warrants the following to the New Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The RiverPark Floating Rate CMBS Fund is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry out and consummate its obligations under this Agreement. The RiverPark Floating Rate CMBS Fund is not required to qualify as a foreign entity in any jurisdiction where it is not so qualified and the failure to so qualify would have a material adverse effect on the Interval Fund. The Interval Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b)	The RiverPark Floating Rate CMBS Fund is duly registered under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.

(c)	The Interval Fund is not in violation in any material respect of any provisions of the RiverPark Floating Rate CMBS Fund’s Instrument and the RiverPark Floating Rate CMBS Fund’s By-Laws (the “CMBS By-Laws”), the Interval Fund Prospectus (as defined below) or any agreement, indenture, instrument, contract, lease or other undertaking to which the Interval Fund is a party or by which the Interval Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(d)	The Interval Fund’s current prospectus and statement of additional information (collectively, as amended or supplemented from time to time, the “Interval Fund Prospectus”) conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder and do not include any untrue statement of a material fact or omit to state any material fact relating to the Interval Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)	Information about the RiverPark Floating Rate CMBS Fund and the Interval Fund, that appears in any portion of the Registration Statement on Form N-14 filed by the RiverPark Funds Trust, relating to the New Fund Shares to be issued to the shareholders of the Interval Fund (the “RiverPark Funds Trust N-14”) or in any other proxy solicitation materials does not include any untrue statement of a material fact or omit to state any material fact relating to the RiverPark Floating Rate CMBS Fund or the Interval Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall comply in all material respects with federal securities and other laws and regulations.

(f)	At the Closing Date, the Interval Fund will have good and marketable title to the Interval Fund’s assets to be transferred to the New Fund, which are free of any material liens, pledges or encumbrances.

5

(g)	Except as otherwise disclosed to the New Fund, no material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Interval Fund, threatened as to the Interval Fund or any of its properties or assets or any person whom the Interval Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation.

(h)	The statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of portfolio investments (indicating their market values) of the Interval Fund at, as of, and for the fiscal year ended September 30, 2017, audited by Cohen & Company, Ltd. independent registered public accounting firm to the Interval Fund, copies of which have been furnished to the New Fund, fairly reflect the financial condition, results of operations, and changes in net assets of the Interval Fund as of such date and for the period then ended in accordance with accounting principles generally accepted in the United States consistently applied, and the Interval Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above, or those incurred in the ordinary course of its business since September 30, 2017.

(i)	Since September 30, 2017, there has not been any material adverse change in the Interval Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Interval Fund of indebtedness (other than in the ordinary course of business). For purposes of this subparagraph (i), distribution of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

(j)	(i) All U.S. federal income tax and other material tax returns and reports of the Interval Fund, including but not limited to information returns, required by law to have been filed by such date (giving effect to extensions) have been timely filed and were true, correct and complete in all material respects as of the time of their filing; (ii) all taxes (if any) of the Interval Fund that are due and payable on such returns or reports or on any assessments received by Interval Fund shall have been timely paid or the timely payment thereof shall have been provided for; (iii) the Interval Fund is not liable for taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and (iv) the Interval Fund has not had any material tax deficiency or liability asserted against it, and it is not under any material audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(k)	For each taxable year of its operation, the Interval Fund has met, and for the current taxable year, the Interval Fund expects to meet, the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has computed or will compute, as applicable, its U.S. federal income tax under Section 852 of the Code.

6

(l)	The Interval Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in paragraphs (j) or (k) of this Section 4.1.

(m)	The authorized capital of the RiverPark Funds Trust consists of a sufficient number of shares of beneficial interest, par value per share of $0.001, of such number of different series as the Board of Trustees of the RiverPark Funds Trust may authorize from time to time. The Shares each have the characteristics described in the Interval Fund Prospectus and will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 3.4. All issued and outstanding shares of the Interval Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Interval Fund (except as set forth in the Interval Fund Prospectus), and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Interval Fund are outstanding.

(n)	The Interval Fund’s investment operations are in compliance in all material respects with the investment policies and investment restrictions set forth in the Interval Fund Prospectus.

(o)	The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of the RiverPark Floating Rate CMBS Fund, this Agreement constitutes a valid and binding obligation of the RiverPark Floating Rate CMBS Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to affecting the enforcement of creditors’ rights and to general equity principles.

(p)	The Interval Fund has no material contracts outstanding (other than this Agreement) to which the Interval Fund is a party, other than as disclosed in the Interval Fund Prospectus or in the registration statement of the RiverPark Funds Trust, as amended, filed with the Commission under the 1933 Act and the 1940 Act (the “Registration Statement”).

(q)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Interval Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, state securities laws or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

4.2.	Representations and Warranties of the RiverPark Funds Trust on behalf of the New Fund.

The RiverPark Funds Trust, on behalf of the New Fund, represents and warrants the following to the Interval Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

7

(a)	The RiverPark Funds Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. The RiverPark Funds Trust is not required to qualify as a foreign entity in any jurisdiction where it is not so qualified and the failure to so qualify would have a material adverse effect on the New Fund. The New Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b)	The RiverPark Funds Trust is duly registered under the 1940 Act, as a management company of the open-end type, and such registration has not been revoked or rescinded and is in full force and effect, and the New Fund is a separate series thereof duly designated in accordance with the applicable provisions of the RiverPark Funds Trust’s Instrument and the 1940 Act.

(c)	The New Fund is not in violation in any material respect of any provisions of the RiverPark Funds Trust’s Instrument or the RiverPark Funds Trust’s By-Laws (the “Trust By-Laws”), the New Fund Prospectus or any agreement, indenture, instrument, contract, lease or other undertaking to which the New Fund is a party or by which the New Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(d)	The New Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not and will not include any untrue statement of a material fact or omit to state any material fact relating to the New Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)	Information about the RiverPark Funds Trust, the New Fund that appears in any portion of the RiverPark Funds Trust N-14 or in any other proxy solicitation materials does not include any untrue statement of a material fact or omit to state any material fact relating to the RiverPark Funds Trust, the New Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall comply in all material respects with federal securities and other laws and regulations.

(f)	At the Closing Date, the New Fund will have good and marketable title to its assets held immediately before the Closing Date, which are free and clear of any material liens, pledges or encumbrances except those previously disclosed to the Interval Fund.

(g)	Except as otherwise disclosed in writing to the Interval Fund, no material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the New Fund, threatened as to the New Fund or any of its properties or assets or any person whom the New Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation. Neither the RiverPark Funds Trust nor the New Fund knows of any facts which might form the basis for the institution of such proceedings and the New Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

8

(h)	The authorized capital of the RiverPark Funds Trust consists of an unlimited number of shares of beneficial interest, par value per share of $0.001, of such number of different series as the Board of Trustees of the RiverPark Funds Trust may authorize from time to time. The outstanding shares of beneficial interest in the New Fund as of the Closing Date will be divided into Retail Class Shares and Institutional Class Shares, each having the characteristics described in the New Fund Prospectus. All issued and outstanding shares of the New Fund, including the New Fund Shares issued hereunder, are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the New Fund Prospectus) by the RiverPark Funds Trust and the New Fund, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the New Fund are outstanding.

(i)	The New Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the New Fund Prospectus, except as previously disclosed in writing to the Interval Fund.

(j)	The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of the RiverPark Funds Trust and by all other necessary trust action on the part of the RiverPark Funds Trust and the New Fund, and this Agreement constitutes a valid and binding obligation of the RiverPark Funds Trust with respect to the New Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to affecting the enforcement of creditors’ rights and to general equity principles.

(k)	The New Fund has no material contracts outstanding to which the New Fund is a party, other than as disclosed in the New Fund Prospectus, in the RiverPark Funds Trust N-14 or in the RiverPark Funds Trust’s Registration Statement.

(l)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the New Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws or blue sky laws.

(m)	The New Fund has maintained, or caused to be maintained on its behalf, all books and requires required of a registered investment company in material compliance with the requirements of Section 31 of the 1940 Act and the rules thereunder.

5.	Covenants of the PARTIES

5.1.	Each of the Interval Fund and the New Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business may include purchases and sales of portfolio securities, sales and redemptions of fund shares, and regular and customary periodic dividends and distributions.

9

5.2.	The RiverPark Floating Rate CMBS Fund will call a special meeting of the Interval Fund’s shareholders to consider and act upon the Reorganization and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. If insufficient votes are received from the RiverPark Floating Rate CMBS Fund’s shareholders, the meeting may be adjourned as permitted under the RiverPark Floating Rate CMBS Fund’s Instrument and the RiverPark Floating Rate CMBS Fund’s By-laws and applicable law in order to permit further solicitation of the proxies.

5.3.	The RiverPark Funds Trust will prepare and file with the Commission the RiverPark Funds Trust N-14. The RiverPark Funds Trust N-14 will include a proxy statement related to the Reorganization, an Information Statement and a prospectus of the New Fund relating to the transaction contemplated by this Agreement. The RiverPark Funds Trust N-14 shall be in material compliance with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement, Information Statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the special meeting of the shareholders of the Interval Fund to consider the approval of the Reorganization.

5.4.	It is the intention of the parties that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Interval Fund nor the New Fund shall (either before or after the Closing Date) take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or that results in the failure of a Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code.

5.5.	As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Interval Fund shall furnish the New Fund, in such form as is reasonably satisfactory to the New Fund, (i) a statement of the earnings and profits and capital loss carryovers of the Interval Fund for federal income tax purposes that will be carried over by the New Fund as a result of Section 381 of the Code and (ii) a statement as to the adjusted tax basis in the hands of the Interval Fund of the securities delivered to the New Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the New Fund may reasonably request.

5.6.	The New Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7.	The Interval Fund agrees that the liquidation of the Interval Fund will be effected in the manner provided in its Trust Instrument and its By-Laws in accordance with applicable law, and that on and after the Closing Date, the Interval Fund shall not conduct any business except in connection with its liquidation.

5.8.	Subject to the provisions of this Agreement, each party will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

10

6.	conditions precedent to obligations of the New Fund

The obligations of the New Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Interval Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.	The representations and warranties of the RiverPark Floating Rate CMBS Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and the RiverPark Floating Rate CMBS Fund and the Interval Fund shall have complied in all material respects with all the covenants and agreements and shall have satisfied in all material respects all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2.	The Interval Fund shall have furnished to the New Fund a statement of the Interval Fund’s assets and liabilities, with values determined as provided in Section 2 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Date.

6.3.	The Interval Fund’s custodian shall have delivered to the New Fund a certificate identifying all of the assets of the Interval Fund held by that custodian as of the Valuation Date.

7.	conditions precedent to obligations of the Interval fund

The obligations of the Interval Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the New Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1	The representations and warranties of the RiverPark Funds Trust made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and the RiverPark Funds Trust has complied in all material respects with all the covenants and agreements and satisfied in all material respects all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2	The RiverPark Funds Trust, on behalf of the New Fund, will assume all of the liabilities of the Interval Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement and all such other agreements and instruments as the Interval Fund may reasonably deem necessary or desirable to otherwise carry out the intent and purpose of this Agreement.

8.	further conditions precedent to obligations of the parties

The respective obligations hereunder of the RiverPark Funds Trust, on behalf of the New Fund, and the RiverPark Floating Rate CMBS Fund, on behalf of the Interval Fund, are subject to the further conditions that on or before the Closing Date:

11

8.1.	On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.2.	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by the RiverPark Floating Rate CMBS Fund, the Interval Fund, the RiverPark Funds Trust or the New Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the New Fund or the Interval Fund, provided that any party hereto may for itself waive any of those conditions.

8.3.	The RiverPark Funds Trust N-14 shall have become effective under the 1933 Act, and no stop order suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.4.	At any time before the Closing, any of the foregoing conditions of this Section 8 may be waived by the Board of Trustees of the RiverPark Funds Trust and Board of Trustees of the RiverPark Floating Rate CMBS Fund if, in the judgment of the Board of Trustees of the RiverPark Funds Trust and the Board of Trustees of the RiverPark Floating Rate CMBS Fund, that waiver would not have a material adverse effect on the interests of the shareholders of the Interval Fund or the interests of the shareholders of the New Fund.

9.	brokerage fees; expenses.

9.1.	Each party acknowledges that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission in connection with or arising out of the transactions contemplated by this Agreement.

9.1.	The parties acknowledge that RiverPark will bear and pay all expenses relating to the Reorganization, whether or not the Reorganization is consummated (and not in contravention of the guidelines set forth in Revenue Rule 73-54, 1973-1 C.B. 187).

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1.	This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter and may not be changed except by a letter of agreement signed by each party hereto.

12

10.2.	The representations, warranties and covenants contained in this Agreement or in any other document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

11.	termination

11.1.	This Agreement may be terminated by the mutual agreement of the Interval Fund and the New Fund, before the Closing Date.

11.2.	In addition, either the Interval Fund or the New Fund may at its option terminate this Agreement at or before the Closing Date due to:

(a)	With respect to a termination by the Interval Fund, a material breach by the New Fund of any representation, warranty, covenant or agreement contained herein to be performed by the New Fund at or before the Closing Date, if not cured within 30 days; or with respect to a termination by the New Fund, of a material breach by the Interval Fund of any representation, warranty, covenant or agreement herein to be performed by the Interval Fund at or before the Closing Date, if not cured within 30 days;

(b)	A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

(c)	A reasonable determination by the New Fund’s Board of Trustees or of the Interval Fund’s Board of Trustees that the consummation of the transactions contemplated herein would not be in the best interests of the New Fund or the Interval Fund, respectively, and prompt written notice is given to the other parties hereto; or

(d)	Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.2(d) shall have used its reasonable efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

11.3.	If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2018, this Agreement shall automatically terminate on that date unless both the Interval Fund and the New Fund agree in writing to a later date.

11.4.	If for any reason the transactions contemplated by this Agreement are not consummated, in the absence of willful default, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

11.5.	In the event of the termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Section 11, this Agreement shall become void and have no effect except that (a) Sections 9, 11.4, 13 and 14 shall survive any termination of this Agreement, and (b) notwithstanding anything to the contrary contained in this Agreement, no party shall be relieved or released from any liability or damages arising out of any breach of any provision of this Agreement by any party prior to the date of termination, unless the termination is effected pursuant to Section 11.1.

13

12.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be agreed upon in writing by the authorized officers of the RiverPark Floating Rate CMBS Fund and the RiverPark Funds Trust; provided however, that following the special meeting of shareholders of the Interval Fund called by the RiverPark Floating Rate CMBS Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of New Fund Shares to be issued to the shareholders of the Interval Fund under this Agreement to the detriment of those shareholders without their further approval.

13.	NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by telecopy, recognized courier or certified mail addressed as follows, and be deemed given upon transmission confirmation, delivery confirmation or three days after so being mailed, to the following applicable addresses(s) or such other address last designated by the applicable party through written notice:

If to the RiverPark Funds Trust or the New Fund:

RiverPark Advisors, LLC

156 West 56th Street

New York, New York 10019

Attn: Morty Schaja

Email: mschaja@riverparkfunds.com

With a copy to:

Blank Rome

If to the RiverPark Floating Rate CMBS Fund or the Interval Fund:

RiverPark Advisors, LLC

156 West 56th Street

New York, New York 10019

Attn: Morty Schaja

Email: mschaja@riverparkfunds.com

With a copy to:

Blank Rome

14.	miscellaneous.

14.1.	The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14

14.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.	This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws. Each of the parties hereto hereby irrevocably and unconditionally agrees to be subject to, and hereby irrevocably and unconditionally submits to, the non-exclusive jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware for the purposes of any action, suit or proceeding (including appeals to their respective appellate courts) arising out of this Agreement or the transactions contemplated hereby. To the fullest extent permitted by law, that service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service. Each party irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (i) the courts of the State of Delaware or (ii) the United States District Court for the District of Delaware (including appeals to their respective appellate courts), and hereby further irrevocably and unconditionally to the fullest extent permitted by law waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

14.4.	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.	It is expressly agreed that the obligations of each of the New Fund and the Interval Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the RiverPark Funds Trust or the New Fund or the RiverPark Floating Rate CMBS Fund or the Interval Fund personally, but shall bind only the property of the respective Fund, as provided in the RiverPark Funds Trust’s Instrument or RiverPark Floating Rate CMBS Fund’s Instrument, as applicable. All persons shall look only to the assets of the applicable Fund to satisfy the obligations of such Fund hereunder and not to the RiverPark Funds Trust or the RiverPark Floating Rate CMBS Fund generally or any other series of the RiverPark Funds Trust. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the RiverPark Funds Trust and the Board of Trustees of the RiverPark Floating Rate CMBS Fund on behalf of the New Fund and the Interval Fund, respectively, acting as such. Neither the authorization by such Boards of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the respective Fund.

[Remainder of page intentionally left blank]

15

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President, a Vice President or Treasurer.

RIVERPARK FLOATING RATE CMBS FUND
On behalf of the Interval Fund

By:
Name:	Morty Schaja
Title:	Principal Executive Officer

RIVERPARK FUNDS TRUST
On behalf of the RiverPark Floating Rate CMBS Fund

By:
Name:	Morty Schaja
Title:	Principal Executive Officer

ACKNOWLEDGED AND AGREED TO

(only with respect to Section 9)

RIVERPARK ADVISERS, LLC

By:
Name:
Title:

16

APPENDIX B

BENEFICIAL OWNERSHIP

Beneficial Ownership of the Interval Fund

To the knowledge of the Interval Fund, the following are the only persons who owned of record or beneficially 5% or more of the outstanding shares of the Interval Fund, as of October 9, 2018:

Name and Address	Percentage Ownership
Institutional Class shares
%

As of October 9, 2018, all Trustees and officers of the Interval Fund Trust, as a group, owned beneficially (as that term is defined in Section 13(d) of the Exchange Act) [less than 1%] of the outstanding shares of the Interval Fund.

Beneficial Ownership of the New Fund

To the knowledge of the New Fund, the following are the only persons who owned of record or beneficially 5% or more of the outstanding shares of each class of the New Fund, as of October 9, 2018:

Name and Address	Percentage Ownership
	Before Reorganization	After Reorganization (pro forma)

*	For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Under this definition, this shareholder and its affiliates may be deemed to be controlling the New Fund.

As of October 9, 2018, no trustees and officers of the RiverPark Trust, as a group, owned beneficially (as that term is defined in Section 13(d) of the Exchange Act) any of the outstanding shares of any class of the New Fund.

1

APPENDIX C

RIVERPARK FLOTAING RATE CMBS FUND

PROXY CARD FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 9, 2018

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of RiverPark Floating Rate CMBS Fund (the "RiverPark Fund") hereby constitutes and appoints Morty Schaja and Paul Genova, or any of them, the action of a majority of them voting to be controlling, as proxy of the undersigned, with full power of substitution, to vote all shares of beneficial interest of the RiverPark Fund standing in his or her name on the books of the RiverPark Fund at the Special Meeting of Shareholders of the RiverPark Fund to be held at 156 West 56th St, 17th Floor, New York, NY 10019, on November 9, 2018 at 5:00 p.m., Eastern Time, or at any adjournment thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse hereof.

The undersigned hereby revokes any proxy previously given and instructs the said proxies to vote in accordance with the instructions with respect to (1) to approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the RiverPark Fund to, and the assumption of all liabilities of the RiverPark Fund by, the RiverPark Floating Rate CMBS Fund, a newly created series of the RiverPark Funds Trust (the “New Fund”), in exchange for shares of the New Fund, which would be distributed by the RiverPark Fund to the holders of its shares pro rata, based on the number of RiverPark Fund shares held, in complete liquidation of the RiverPark Fund; and (2) to transact such other business as may properly come before the Special Meeting or any postponements or adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no such direction is made, the said proxies will vote FOR Proposal 1, and in their discretion with respect to such other matters as may properly come before the Special Meeting of Shareholders, in the interest of the RiverPark Fund.

(Continued and to be dated and signed on reverse side)

SPECIAL MEETING OF SHAREHOLDERS OF

RIVERPARK FLOATING RATE CMBS FUND

NOVEMBER 9, 2018

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL 1 (THE APPROVAL OF THE PROPOSED MERGER OF THE RIVERPARK FUND WITH AND INTO THE NEW FUND) AND "FOR" PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.	to approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the RiverPark Fund to, and the assumption of all liabilities of the RiverPark Fund by, the RiverPark Floating Rate CMBS Fund, a newly created series of the RiverPark Funds Trust (the “New Fund”), in exchange for shares of the New Fund, which would be distributed by the RiverPark Fund to the holders of its shares pro rata, based on the number of RiverPark Fund shares held, in complete liquidation of the RiverPark Fund.

FOR	AGAINST	ABSTAIN
/ /	/ /	/ /

2.	To transact such other business as may properly come before the Special Meeting or any postponements or adjournments thereof.

FOR	AGAINST	ABSTAIN
/ /	/ /	/ /

Your proxy is important to assure a quorum at the Special Meeting of Shareholders, whether or not you plan to attend the meeting in person. You may revoke this proxy at anytime, and the giving of it will not affect your right to attend the Special Meeting of Shareholders and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE OF SHAREHOLDER	DATE

SIGNATURE OF SHAREHOLDER	DATE

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Statement of Additional Information

Dated October 22, 2018

This Statement of Additional Information (the “Reorganization SAI”) relates to the reorganization (the “Reorganization”) of RiverPark Floating Rate CMBS Fund, a Delaware statutory trust (the “Interval Fund”) into the RiverPark Floating Rate CMBS Fund, a series of the RiverPark Funds Trust, a Delaware statutory trust (the “New Fund”).

This Reorganization SAI contains information that may be of interest to shareholders of the Interval Fund relating to the Reorganization, but which is not included in the Proxy Statement/Prospectus dated October 20, 2018 (the “Proxy Statement/Prospectus”). As described in the Proxy Statement/Prospectus, pursuant to the Reorganization, the Interval Fund will transfer all of its assets to the New Fund in exchange for shares of the New Fund with a value equal to the value of the Interval Fund’s assets net of liabilities, and for assumption by the New Fund of all liabilities of the Interval Fund. As soon as possible thereafter, the New Fund will issue its shares to holders of shares of the Interval Fund in the subsequent, complete liquidation of the Interval Fund.

This Reorganization SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus. You can obtain a free copy of the Proxy Statement/Prospectus on the RiverPark website at www.riverparkfunds.com or by contacting a RiverPark representative at:

156 W. 56th Street, 17th Floor

New York, NY 10019

Interval Fund		New Fund
Institutional Class	reorganizes into	Institutional Class

No person has been authorized to give any information or to make any representations other than those contained in this Reorganization SAI or in the Proxy Statement/Prospectus and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by either the Interval Fund or the New Fund.

TABLE OF CONTENTS

Page
Additional Information About the Interval Fund	B-2
Additional Information About the New Fund	B-2
Incorporation by Reference	B-2
Pro Forma Financial Information	B-2

Additional Information about the Interval Fund

Incorporated by reference is the Statement of Additional Information in the Registration Statement on Form N-2A of the RiverPark Floating Rate CMBS Fund dated December 12, 2017 (SEC Registration Nos. 333-212467 and 811-23168), as supplemented, as filed with the Securities and Exchange Commission (the “SEC”). You can obtain a free copy of the Registration Statement on Form N-1A on the RiverPark website at www.riverparkfunds.com or by contacting a RiverPark representative at:

156 W. 56th Street, 17th Floor

New York, NY 10019

Additional Information about the New Fund

Incorporated by reference is the Statement of Additional Information in the Registration Statement on Form N-1A of the RiverPark Funds Trust dated October 20, 2018 (SEC Registration Nos. 333-167778 and 811-22431), as supplemented, as filed with the SEC. You can obtain a free copy of the Registration Statement on Form N-1A on the RiverPark website at www.riverparkfunds.com or by contacting a RiverPark representative at:

156 W. 56th Street, 17th Floor

New York, NY 10019

Financial Statements (Unaudited)

Incorporation by Reference

This Reorganization SAI incorporates by reference the annual report of the Interval Fund for the fiscal year ended September 30, 2017, filed with the SEC on December 8, 2017 (SEC Registration No. 811-23168) and the semi-annual report of the Interval Fund for the six months ended March 31, 2018, filed with the SEC on June 6, 2018 (SEC Registration No. 811-23168). These reports contains historical financial information regarding the Interval Fund. The financial statements therein, and the reports of the independent public registered accounting firms therein, are incorporated herein by reference. Because the New Fund was newly created for purposes of the Reorganization and has not yet commenced operations, annual or semi-annual reports to shareholders are not available.

Pro Forma Financial Information

Under the Agreement and Plan of Reorganization, the Interval Fund is proposed to be reorganized into the New Fund. Pro forma financial information has not been prepared for the Reorganization of the Interval Fund into the New Fund because the New Fund is a newly-created shell series with no assets or liabilities. The New Fund will commence investment operations upon completion of the Reorganization and continue the operations of the Interval Fund. The Interval Fund will be the accounting survivor after the Reorganization.

PART C

OTHER INFORMATION

Item 15. Indemnification

Sections 8.4, 8.5 and 8.6 of the Registrant’s Amended and Restated Agreement and Declaration of Trust provide as follows:

Section 8.4 Indemnification. The Trust shall indemnify each of its Trustees, Advisory Board Members and officers and persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each an “Indemnified Person”), against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding of any kind and nature whatsoever, whether brought in the right of the Trust or otherwise, and whether of a civil, criminal or administrative nature, before any court or administrative or legislative body, including any appeal therefrom, in which he or she may be involved as a party, potential party, non-party witness or otherwise or with which he may be threatened, while as an Indemnified Person or thereafter, by reason of being or having been such an Indemnified Person, except that no Indemnified Person shall be indemnified pursuant to this Section 8.4 against any liability to the Trust or its Shareholders to which such Indemnified Person would otherwise be subject by reason of bad faith, willful misconduct or gross negligence (such willful misconduct, bad faith or gross negligence being referred to herein as “Disabling Conduct”). Expenses, including accountants’ and counsel fees so incurred by any such Indemnified Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust or a Series in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnified Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and either (i) such Indemnified Person provides security for such undertaking, (ii) the Trust is insured against losses arising by reason of such payment, or (iii) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Indemnified Person ultimately will be found entitled to indemnification.

Section 8.5 Indemnification Determinations. Indemnification of an Indemnified Person pursuant to Section 8.4 shall be made if (a) the court or body before whom the proceeding is brought determines, in a final decision on the merits, that such Indemnified Person was not liable by reason of Disabling Conduct or (b) in the absence of such a determination, a majority of a quorum of disinterested, non-party Trustees or independent legal counsel in a written opinion make a reasonable determination, based upon a review of the facts, that such Indemnified Person was not liable by reason of Disabling Conduct.

Section 8.6 Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect or limit any other rights to which any such Indemnified Person may be entitled from the Trust or otherwise. As used in this Article VIII, “Indemnified Person” shall include such person’s heirs, executors and administrators, and a “disinterested, non-party Trustee” is a Trustee who is neither an Interested Person of the Trust nor a party to the proceeding in question.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

Exhibit No.	Exhibit Description
1.1	Certificate of Trust(2)
1.2	Agreement and Declaration of Trust(1)
1.3	Amendment to the Agreement and Declaration of Trust dated August 7, 2018(12)
2	By-Laws(1)
3	[Not Applicable]
4	Agreement and Plan of Reorganization(14)
5	[Not Applicable]
6.1	Investment Advisory Agreement(4)
6.2	Amended and Restated Schedule A to Investment Advisory Agreement(12)
6.3	Form of Sub-Advisory Agreement for RiverPark Short Term High Yield Fund(1)
6.4	Form of Sub-Advisory Agreement for RiverPark/Wedgewood Fund(1)
6.5	Form of Sub-Advisory Agreement for RiverPark Strategic Income Fund(8)
7.1	Distribution Agreement(1)
7.2	Amendment, dated as of March 30, 2012, to Distribution Agreement(6)
7.3	Amendment, dated as of May 6, 2013, to Distribution Agreement(7)
7.4	Amendment, dated as of August 12, 2013, to Distribution Agreement(9)
7.5	Amendment, dated as of August 7, 2018, to Distribution Agreement(12)
8	[Not Applicable]
9.1	Custodian Agreement(1)
9.2	Amendment, dated as of May 9, 2013, to Custodian Agreement(9)
9.3	Amendment, dated as of October 4, 2018, to Custodian Agreement(12)
10	Rule 12b-1 Plan(1)
11	Blank Rome Legal Opinion(14)
12	[Not Applicable]
13.1	Administration Agreement between RiverPark Funds Trust and SEI Investments Global Funds Services, dated as of September 8, 2010(1)
13.2	Amendment, dated as of October 1, 2011, to Administration Agreement(5)
13.3	Amendment, dated as of March 30, 2012, to Administration Agreement(6)
13.4	Amendment, dated as of May 6, 2013, to Administration Agreement(7)

13.5	Amendment, dated as of August 12, 2013, to Administration Agreement(9)
13.6	Amendment, dated as of August 7, 2018, to Administration Agreement(12)
13.7	Agency Agreement between RiverPark Funds Trust and DST Systems, Inc.(1)
13.8	Amendment, dated September 15, 2011, to Agency Agreement(5)
13.9	Expense Limitation Agreement (effective August 8, 2018)(12)
13.10	Shareholder Services Plan(5)
13.11	Amendment, dated May 6, 2013, to Shareholder Services Plan(9)
13.12	Amendment, dated August 12, 2013, to Shareholder Services Plan(9)
13.13	Amendment, dated August 7, 2018, to Shareholder Services Plan(12)
13.14	Administrative Services Plan(5)
13.15	Amendment, dated May 6, 2013, to Administrative Services Plan(9)
13.16	Amendment, dated August 12, 2013, to Administrative Services Plan(9)
13.17	Amendment, dated August 7, 2018, to Administrative Services Plan(12)
14	Consent of Cohen & Company, Ltd.(14)
15	Semi-Annual Report to Shareholders on Form N-CSRS(13)
16.1	Powers of Attorney for Ira Balsam(14)
16.2	Powers of Attorney for Richard Browne(14)
16.3	Powers of Attorney for David Sachs(14)
16.4	Powers of Attorney for Mitchell Rubin(14)
17	[Not Applicable]

Legend:

(1)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement, filed on September 14, 2010.

(2)	Incorporated by reference to Registrant’s Registration Statement, filed on June 25, 2010.

(3)	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 to Registrant’s Registration Statement, filed on September 22, 2010.

(4)	Incorporated by reference to Post-Effective Amendment No. 3 to Registrant’s Registration Statement, filed on March 20, 2012.

(5)	Incorporated by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement, filed on January 30, 2012.

(6)	Incorporated by reference to Post-Effective Amendment No. 4 to Registrant’s Registration Statement, filed on January 29, 2013.

(7)	Incorporated by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement, filed on June 12, 2013.

(8)	Incorporated by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement, filed on August 30, 2013.

(9)	Incorporated by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement, filed on January 28, 2014.

(10)	Incorporated by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement, filed on January 27, 2017.
(11)	Incorporated by reference to Post-Effective Amendment No. 23 to Registrant’s Registration Statement, filed on January 25, 2018.
(12)	Incorporated by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement, filed on October 10, 2018.

(13)	Incorporated by reference to the Semi-Annual Certified Shareholder Report on Form N-CSRS, filed on June 6, 2018.

(14)	Filed herewith.

Item 17. Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 10th day of October 2018.

RIVERPARK FUNDS TRUST

By:	/s/ Morty Schaja
Morty Schaja, Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Morty Schaja	Trustee	October 10, 2018
Morty Schaja

/s/ Stephen Connors	Treasurer and Chief Financial Officer	October 10, 2018
Stephen Connors

*	Trustee	October 10, 2018
Ira Balsam

*	Trustee	October 10, 2018
Richard Browne

*	Trustee	October 10, 2018
David Sachs

*	Trustee	October 10, 2018
Mitchell Rubin

*	By Morty Schaja, Attorney-In-Fact under Powers of Attorney

/s/ Morty Schaja
Morty Schaja